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                           POLAROID CORPORATION

                                  and

                    STATE STREET BANK AND TRUST COMPANY
                              as Trustee



                          -------------------

                               INDENTURE


                     Dated as of November [  ], 1996

                          -------------------






                       Providing for the Issuance of
                          Debt Securities in Series


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


                       TABLE OF CONTENTS 1/





                             ARTICLE ONE

           Definitions and Other Provisions of General Application

SECTION 101.  Definitions                                            1

SECTION 102.  Compliance Certificates and Opinions                   9

SECTION 103.  Form of Documents Delivered to Trustee                10

SECTION 104.  Acts of Holders                                       10

SECTION 105.  Notices, etc., to Trustee and Company                 12

SECTION 106.  Notice to Holders; Waiver                             12

SECTION 107.  Conflict with Trust Indenture Act                     13

SECTION 108.  Effect of Headings and Table of Contents              13

SECTION 109.  Successors and Assigns                                13

SECTION 110.  Separability Clause                                   13

SECTION 111.  Benefits of Indenture                                 13

SECTION 112.  Governing Law                                         14

SECTION 113.  Legal Holidays                                        14

SECTION 114.  Moneys of Different Currencies To Be Segregated       14

SECTION 115.  Payment To Be in Proper Currency                      14

SECTION 116.  Language of Notices, etc                              14

SECTION 117.  Changes in Exhibits                                   15



                      ARTICLE TWO

              Issuance of Securities

SECTION 201.  Creation of Securities in Amount Unlimited            15

________________________
1/ This table of contents shall not, for any purpose, be deemed to be part of the Indenture.

SECTION 202.  Documents Required for Issuance of Each
              Series of Securities Other than
              Medium-Term Debt Securities                           15


                    ARTICLE THREE

        Issuance of Medium-Term Debt Securities

SECTION 301.  Documents Required for Issuance of Each
              Series of Medium-Term Debt Securities                 19

SECTION 302.  Form of Medium-Term Debt Securities                   23


                     ARTICLE FOUR

                     The Securities

SECTION 401.  Form and Denomination                                 23

SECTION 402.  Execution, Delivery, Dating and Authentication        24

SECTION 403.  Temporary Securities                                  25

SECTION 404.  Registration, Registration of Transfer and Exchange   27

SECTION 405.  Mutilated, Destroyed, Lost and Stolen Securities      30

SECTION 406.  Payment of Interest; Interest Rights Preserved        31

SECTION 407.  Persons Deemed Owners                                 32

SECTION 408.  Cancelation                                           32

SECTION 409.  Computation of Interest                               33

SECTION 410.  Currency and Manner of Payment in
              Respect of Securities                                 33

SECTION 411.  Securities in Global Form                             37

SECTION 412.  Registered Global Notes                               38


                     ARTICLE FIVE

              Satisfaction and Discharge

SECTION 501.  Satisfaction and Discharge of
              Indenture in Respect of Any Series of Securities      40

SECTION 502.  Application of Trust Money                            41

SECTION 503.  Satisfaction, Discharge and Defeasance
              of Securities of Any Series                           41

SECTION 504.  Reinstatement                                         43

SECTION 505.  Definitions                                           43



                             Contents, P. 2

                      ARTICLE SIX

                       Remedies

SECTION 601.  Events of Default                                     44

SECTION 602.  Acceleration of Maturity; Rescission and Annulment    45

SECTION 603.  Collection of Indebtedness and Suits for
              Enforcement by Trustee                                46

SECTION 604.  Trustee May File Proofs of Claim                      47

SECTION 605.  Trustee May Enforce Claims Without Possession of
              Securities                                            47

SECTION 606.  Application of Money Collected                        47

SECTION 607.  Limitation on Suits                                   48

SECTION 608.  Unconditional Right of Holders To Receive Principal,
              Premium and Interest                                  48

SECTION 609.  Restoration of Rights and Remedies                    49

SECTION 610.  Rights and Remedies Cumulative                        49

SECTION 611.  Delay or Omission Not Waiver                          49

SECTION 612.  Control by Holders                                    49

SECTION 613.  Waiver of Past Defaults                               49

SECTION 614.  Undertaking for Costs                                 50

SECTION 615.  Waiver of Stay or Extension Laws                      50


                      ARTICLE SEVEN

                      The Trustee

SECTION 701.  Certain Duties and Responsibilities                   50

SECTION 702.  Notice of Defaults                                    51

SECTION 703.  Certain Rights of Trustee                             51

SECTION 704.  Not Responsible for Recitals or

              Issuance of Securities                                52

SECTION 705.  May Hold Securities                                   52

SECTION 706.  Money Held in Trust                                   52

SECTION 707.  Compensation and Reimbursement                        52

SECTION 708.  Disqualification; Conflicting Interests               53

SECTION 709.  Corporate Trustee Required; Eligibility               53



                             Contents, P. 3

SECTION 710.  Resignation and Removal; Appointment of Successor     54

SECTION 711.  Acceptance of Appointment by Successor                55

SECTION 712.  Merger, Conversion, Consolidation or Succession to
              Business                                              56

SECTION 713.  Preferential Collection of Claims Against Company     56

SECTION 714.  Judgment Currency                                     56

SECTION 715.  Appointment of Authenticating Agent                   57


                    ARTICLE EIGHT

    Holders' Lists and Reports by Trustee and Company

SECTION 801.  Company To Furnish Trustee Names and
              Addresses of Holders                                  58

SECTION 802.  Preservation of Information; Communications to
              Holders                                               59

SECTION 803.  Reports by Trustee                                    59

SECTION 804.  Reports by Company                                    59


                    ARTICLE NINE

    Consolidation, Merger, Conveyance or Transfer

SECTION 901.  Company May Consolidate, etc., Only on
              Certain Terms                                         60

SECTION 902.  Successor Corporation Substituted                     60


                   ARTICLE TEN

          Supplemental Indentures

SECTION 1001. Supplemental Indentures Without Consent of Holders    61

SECTION 1002. Supplemental Indentures with Consent of Holders       62

SECTION 1003. Execution of Supplemental Indentures                  63

SECTION 1004. Effect of Supplemental Indentures                     63

SECTION 1005. Conformity with Trust Indenture Act                   63

SECTION 1006. Reference in Securities to Supplemental Indentures    63



                             Contents, P. 4

                   ARTICLE ELEVEN

                     Covenants

SECTION 1101. Payment of Principal, Premium and Interest            64

SECTION 1102. Maintenance of Office or Agency                       64

SECTION 1103. Money for Securities Payments To Be Held in Trust     65

SECTION 1104. Restrictions on Secured Debt                          66

SECTION 1105. Restrictions on Sales and Leasebacks                  67

SECTION 1106. Statement by Officers as to Default                   68

SECTION 1107. Waiver of Certain Covenants                           68

SECTION 1108. Additional Amounts                                    68


                   ARTICLE TWELVE

               Redemption of Securities

SECTION 1201. Applicability of Article                              69

SECTION 1202. Election To Redeem; Notice to Trustee                 69

SECTION 1203. Selection by Trustee of Securities To Be Redeemed     70

SECTION 1204. Notice of Redemption                                  70

SECTION 1205. Deposit of Redemption Price                           71

SECTION 1206. Securities Payable on Redemption Date                 71

SECTION 1207. Securities Redeemed in Part                           72


                 ARTICLE THIRTEEN

                   Sinking Funds

SECTION 1301. Applicability of Article                              72

SECTION 1302. Satisfaction of Sinking Fund Payments with Securities 72

SECTION 1303. Redemption of Securities for Sinking Fund             72


               ARTICLE FOURTEEN

           Meetings of Holders of Securities

SECTION 1401. Purposes for Which Meetings May Be Called             73

SECTION 1402. Call, Notice and Place of Meetings                    73

SECTION 1403. Persons Entitled To Vote at Meetings                  73

SECTION 1404. Quorum; Action                                        73



                             Contents, P. 5

SECTION 1405. Determination of Voting Rights; Conduct and
              Adjournment of Meetings                               74

SECTION 1406. Counting Votes and Recording Action of Meetings       75



EXHIBIT A     Forms of Debt Securities

EXHIBIT B.1   Form of Certificate to be given by Euro-clear and
              CEDEL S.A. in connection with the Exchange of a portion of Temporary Global Security

EXHIBIT B.2   Form of Certificate to be given by Person entitled
              to receive Bearer Security



                             Contents, P.6

          INDENTURE dated as of November [ ], 1996, between POLAROID CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 549 Technology Square, Cambridge, MA 02139, and STATE STREET BANK AND TRUST COMPANY, a trust company duly organized and existing under the laws of the Commonwealth of Massachusetts, as Trustee (herein called the "Trustee").



                          RECITALS OF THE COMPANY

  The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided.

  All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:



                                ARTICLE ONE

Definitions and Other Provisions of General Application

  SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

    (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

    (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

    (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

    (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

  Certain terms, used principally within an Article of this Indenture, may be defined in that Article.

  "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

  "Attributable Debt" means, as to any particular lease under which any Person is at the time liable and at any date as of which the amount thereof is to be determined, the total net amount of rent required to be paid by such Person under such lease during the remaining primary term thereof, discounted from the respective due dates thereof to such date at the weighted average Yield to Maturity of the Securities outstanding hereunder, such average being weighted by the principal amount of the Securities or, in the case of Original Issue Discount Securities, the amount that would become due hereunder in the event such Securities were declared due and payable on the date of the determination. The net amount of rent required to be paid under any such lease for any such period shall be the aggregate amount of the rent payable by the lessee with respect to such period after excluding amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

  "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 715 to act on behalf of the Trustee to authenticate Securities of one or more series.

  "Authorized Newspaper" means a newspaper of general circulation in the place of publication, printed in the official language of the country of publication and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays. Whenever successive weekly publications in an Authorized Newspaper are authorized or required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers.

  "Bearer Security" means any Security which is not registered in the Security Register as to both principal and interest (including without limitation any Security in temporary or definitive global bearer form).

  "Board of Directors" means either the board of directors of the Company, any officer of the Company duly authorized to act in the name of or on behalf of that board or any committee consisting of one or more persons, who need not be directors, duly authorized to act in the name of or on behalf of that board.

  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors (as hereinabove defined) and to be in full force and effect on the date of such certification.

  "Business Day", when used with respect to any Place of Payment or place of publication, means each day on which commercial banks and foreign exchange markets settle payments in such Place of Payment or place of publication, or as otherwise specified for a series of Securities pursuant to Section 202 or
Section 301, as the case may be. Unless otherwise specified for a series of Securities pursuant to Section 202 or Section 301, as the case may be, when used with respect to Securities bearing interest at a rate or rates determined by reference to London interbank offered rates for deposits in U.S. Dollars, "Business Day" shall exclude any day on which commercial banks and foreign exchange markets do not settle payments in London.

  "Capital Stock", as applied to the stock of any corporation, means the capital stock of every class whether now or hereafter authorized, regardless of whether such capital stock shall be limited to a fixed sum or percentage with respect to the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of such corporation.

  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

  "Common Depositary" has the meaning specified in Section 403.

  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

  "Company Request", "Request of the Company", "Company Order" or "Order of the Company" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Controller, an Assistant Controller, its Secretary or an Assistant Secretary, and delivered to the Trustee.

  "Component Currency" has the meaning specified in Section 410(i).

  "Consolidated Net Tangible Assets" means total assets (less applicable reserves and other properly deductible items) after deducting therefrom
(a) all current liabilities and (b) all goodwill, trade names, trademarks, patents, organization expenses and other like intangibles, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and computed in accordance with generally accepted accounting principles.

  "Conversion Date" has the meaning specified in Section 410(e).

  "Conversion Rate" has the meaning specified in Section 714.

  "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 2 International Place, Fourth Floor, Boston, MA 02110, Attention: Corporate Trust Department, except that with respect to the presentation of Securities (or Coupons, if any, representing an installment of interest) for payment or for registration of transfer and exchange, such term shall mean the office or the agency of the Trustee in New York, New York at which at any particular time its corporate agency business shall be conducted.

  "corporation" includes corporations, associations, companies and business trusts.

  "Coupon" or "coupon" means any interest coupon appertaining to a Bearer Security.

  "Debt" means indebtedness for money borrowed.

  "Defaulted Interest" has the meaning specified in Section 406.

  "Discharged" has the meaning specified in Section 505.

  "Dollar" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

  "Dollar Equivalent of the Currency Unit" has the meaning specified in
Section 410(h).

  "Dollar Equivalent of the Foreign Currency" has the meaning specified in
Section 410(g).

  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of the European Communities.

  "Euro-clear" means the operator of the Euro-clear System.

  "European Communities" means the European Economic Community, the European Coal and Steel Community and the European Atomic Energy Community.

  "Event of Default" has the meaning specified in Section 601.

  "Exchange Rate Agent" means the entity appointed by the Company pursuant to
Section 104(g). Unless otherwise specified as contemplated by Section 202 or
Section 301, as the case may be, the Luxembourg Stock Exchange shall act as Exchange Rate Agent for purposes of Section 410 in the case of each series of Securities listed on the Luxembourg Stock Exchange.

  "Exchange Rate Officers' Certificate" means a telecopy or tested telex or a certificate setting forth (i) the applicable Official Currency Unit Exchange Rate and (ii) the Dollar or Foreign Currency or currency unit amounts of principal, premium, if any, and interest, if any, respectively (on an aggregate basis and on the basis of a Security having a principal amount of 1,000 units in the relevant currency or currency unit), payable on the basis of such Official Currency Unit Exchange Rate, sent (in the case of a telecopy or telex) or executed (in the case of a certificate) by the Controller or any Assistant Controller or by the Treasurer or any Assistant Treasurer of the Company and delivered to the Trustee; such telecopy, tested telex or certificate need not comply with Section 102.

  "Finance Subsidiary" means a Subsidiary of the Company engaged primarily in financing or assisting in financing the acquisition or disposition of products of the Company or of a Subsidiary of the Company by dealers, distributors or customers.

  "Foreign Currency" means a currency issued by the government of any country other than the United States of America.

  "Foreign Government Securities" has the meaning specified in Section 505.

  "Funded Debt" means (a) all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the determination is made or having a maturity of 12 months or less but which is by its terms renewable or extendible beyond 12 months from such date at the option of the borrower and (b) rental obligations payable more than 12 months from such date under leases which are capitalized in accordance with generally accepted accounting principles (such rental obligations to be included as Funded Debt at the amount so capitalized and to be included for the purposes of the definition of Consolidated Net Tangible Assets both as an asset and as Funded Debt at the amount so capitalized).

   "Holder" or "holder" means, with respect to a Registered Security, the Person in whose name at the time a particular Registered Security is registered in the Security Register and, with respect to a Bearer Security and/or a Coupon, the bearer thereof.

  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 202 or Section 301, as the case may be.

  "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

  "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

  "Market Exchange Rate" has the meaning specified in Section 410(i).

  "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, repayment at the option of the Holder, required repurchase or otherwise.

  "Medium-Term Debt Securities" has the meaning specified in Section 301.

  "Medium-Term Debt Securities Certificate" shall mean a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, the Controller, any Secretary or Assistant Treasurer, Assistant Controller or Assistant Secretary of the Company, or any other employee of the Company designated by a Board Resolution as having the authority to deliver a Medium-Term Debt Securities Certificate hereunder.

  "Mortgage" means any mortgage, pledge, lien, encumbrance, charge or security interest of any kind.

  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, the Controller, the Secretary or any Assistant Treasurer, Assistant Controller or Assistant Secretary, of the Company, and delivered to the Trustee. Each such Officers' Certificate shall contain the statements provided in Section 102 if and to the extent required by the provisions of such Section.

  "Official Currency Unit Exchange Rate" means, with respect to any payment to be made hereunder, the exchange rate between the relevant currency unit and the currency or currency unit of payment calculated by the Exchange Rate Agent for the Securities of the relevant series (in the case of ECU, reported by the Commission of the European Communities and on the date hereof based on the rates in effect at 2:30 p.m., Brussels time, on the exchange markets of the Component Currencies of ECU), on the Business Day (in the city in which such Exchange Rate Agent has its principal office) immediately preceding delivery of any Exchange Rate Officers' Certificate.

  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for or an employee of the Company. Each Opinion of Counsel shall contain the statements provided in Section 102 if and to the extent required by the provisions of such Section.

  "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602.

  "Outstanding" or "outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

    (i) Securities theretofore canceled by the Trustee or delivered or deemed delivered to the Trustee for cancelation;

    (ii) Securities for whose payment or redemption money in the necessary amount and in the required currency or currency unit has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

    (iii) Securities which have been paid pursuant to Section 405 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether a quorum is present at a meeting of Holders of Outstanding Securities or the number of votes entitled to be cast by each Holder of a Security in respect of such Security at any such meeting, (i) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, (ii) the principal amount of a Security denominated in a Foreign Currency or currency unit shall be the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on the date of such determination (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on the date of such determination) of the principal amount (or, in the case of an Original Issue Discount Security, of the amount determined as provided in (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

  "Paying Agent" means the Trustee or any other Person authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Securities on behalf of the Company.

  "Person" or "person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

  "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Securities of that series are payable as specified in accordance with Section 202 or Section 301, as the case may be.

  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 405 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

  "Principal Property" means any real estate or any manufacturing or processing plant or warehouse owned or leased by the Company or any Restricted Subsidiary of the Company which is located within the United States of America and the gross book value (including related land and improvements thereon and all machinery and equipment included therein without deduction of any depreciation reserves) of which on the date as of which the determination is being made exceeds 2% of Consolidated Net Tangible Assets, other than (a) any property which in the opinion of the Board of Directors is not of material importance to the total business conducted by the Company as an entirety or (b) any portion of a particular property which is found by the Board of Directors not to be of material importance to the use or operation of such property.

  "Realty Subsidiary" means a Subsidiary of the Company engaged primarily in the development and sale or financing of real property.

  "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

  "Redemption Price", when used with respect to any Security to be redeemed, means the price, in the currency or currency unit in which such Security is payable, at which it is to be redeemed pursuant to this Indenture.

  "Registered Global Note" has the meaning specified in Section 412.

  "Registered Security" means any Security registered in the Security Register (including without limitation any Security in temporary or definitive global registered form).

  "Regular Record Date" for the interest payable on any Interest Payment Date on the Registered Securities of any series means the date specified for that purpose as contemplated by Section 202 or Section 301, as the case may be, which date shall be, unless otherwise specified pursuant to Section 202 or
Section 301, as the case may be, the fifteenth day preceding such Interest Payment Date, whether or not such day shall be a Business Day.

  "Required Currency" has the meaning specified in Section 115.

  "Responsible Trust Officer", when used with respect to the Trustee, means any officer in the Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

  "Restricted Subsidiary" means a Subsidiary of the Company (a) substantially all the property of which is located, or substantially all the business of which is carried on, within the United States of America and (b) which owns a Principal Property, but does not include a Realty Subsidiary or a Finance Subsidiary.

  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities (including Medium-Term Debt Securities) authenticated and delivered under this Indenture and, in the case of any Bearer Security, shall include where appropriate any Coupons appertaining thereto.

  "Security Register" has the meaning specified in Section 404.

  "Security Registrar" means the Person appointed as the initial Security Registrar in Section 404 or any Person appointed by the Company as a successor or replacement Security Registrar.

  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 406.

  "Specified Amount" has the meaning specified in Section 410(i).

  "Stated Maturity", when used with respect to any Security (or Coupon, if any, representing an installment of interest) or any installment of principal thereof or interest thereon, means the date specified in such Security (or Coupon) as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

  "Subsidiary" of any specified corporation means any corporation at least a majority of whose outstanding Voting Stock shall at the time be owned, directly or indirectly, by the specified corporation or by one or more of its Subsidiaries, or both.

  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and as in force at the date as of which this instrument was executed, except as provided in Section 1005.

  "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

  "U.S. Depositary" means a clearing agency registered under the Securities Exchange Act of 1934, as amended, or any successor thereto, which shall in either case be designated by the Company pursuant to Section 202 or
Section 301, as the case may be, until a successor U.S. Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "U.S. Depositary" shall mean or include each Person who is then a U.S. Depositary hereunder, and if at any time there is more than one such Person, "U.S. Depositary" as used with respect to the Securities of any series shall mean the U.S. Depositary with respect to the Securities of that series.

  "U.S. Government Obligations" has the meaning specified in Section 505.

  "Valuation Date" has the meaning specified in Section 410(e).

  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

  "Voting Stock", as applied to the stock of any corporation, means stock of any class or classes (however designated) having by the terms thereof ordinary voting power to elect a majority of the members of the board of directors (or other governing body) of such corporation other than stock having such power only by reason of the happening of a contingency.

  "Yield to Maturity" of any Security means the yield to maturity on such Security, calculated at the time of issuance of such Security, or if applicable, at the most recent redetermination of interest on such Security in accordance with accepted financial practice.

  SECTION 102. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

  Unless expressly otherwise specified with respect to any certificate or opinion provided for in this Indenture, every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than annual certificates provided pursuant to Section 1106) shall include:

    (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

    (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

    (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

    (4) a statement as to whether or not, in the opinion of each such individual, such condition or covenant has been complied with.

  SECTION 103. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

  SECTION 104. Acts of Holders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities of any series may be embodied in and evidenced by (i) one or more instruments of substantially similar tenor signed by such Holders in person or by proxies duly appointed in writing, (ii) the record of such Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Fourteen, or (iii) a combination of any such record and one or more instruments of substantially similar tenor signed by such Holders in person or by proxies duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such record and/or instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such record or instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such proxy shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1406.

  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

  (c) The principal amount and serial numbers of Bearer Securities held by any Person, and the date of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed by any trust company, bank, banker or other depository, wherever situated, showing that at the date therein mentioned such Person had on deposit with such depository, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to bc satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, (2) such Bearer Security is produced to the Trustee by some other Person, (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding.

  (d) The fact and date of execution of any such instrument or writing pursuant to clause (c) above, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this clause.

  (e) The principal amount and serial numbers of Registered Securities held by any Person and the date of holding the same shall be proved by the Security Register.

  (f) Any request, demand, authorization, direction, notice, consent, waiver or other Act of a Holder shall bind every future Holder of the same Security and/or Coupon and the Holder of every Security and/or Coupon issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security and/or Coupon.

  (g) Whenever any Act is to be taken hereunder by the Holders of two or more series of Securities denominated in different currencies (or currency units), then, for the purpose of determining the principal amount of Securities held by such Holders, the aggregate principal amount of the Securities denominated in a Foreign Currency (or any currency unit) shall be deemed to be that amount determined by the Company or by an authorized Exchange Rate Agent and evidenced to the Trustee by an Officers' Certificate as of the date the taking of such Act by the Holders of the requisite percentage in principal amount of the Securities is evidenced to the Trustee to be equal to the Dollar equivalent obtained by converting the specified Foreign Currency or currency unit into Dollars at the Market Exchange Rate on such date (or, in the case of a Security denominated in a currency unit for which there is no Market Exchange Rate, the Dollar equivalent obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate for each such Component Currency on such date) of the principal amount (or, in the case of an Original Issue Discount Security, the principal amount thereof that would be due and payable as of the declaration of acceleration of the Maturity thereof pursuant to Section 602) of such Security. An Exchange Rate Agent may be authorized in advance or from time to time by the Company. Any such determination by the Company or by any such Exchange Rate Agent shall be conclusive and binding on all Holders, the Company and the Trustee, and neither the Company nor any such Exchange Rate Agent shall be liable therefor in the absence of bad faith.

  (h) If the Company shall solicit from the Holders of Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

  SECTION 105. Notices, etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

    (1) the Trustee by any Holder or by the Company shall be made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office and unless otherwise herein expressly provided, any such document shall be deemed to be sufficiently made, given, furnished or filed upon its receipt by a Responsible Trust Officer of the Trustee, or

    (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered in person, mailed, first-class postage prepaid, or sent by overnight courier or, until such time as the Company shall have notified the Trustee in writing that it shall no longer accept delivery of notice by telecopy or telex, given by telecopy or by telex (with answerback received) to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company, or at its telecopy or telex number from time to time furnished in writing to the Trustee expressly for purposes of this Indenture,
  Attention: Secretary.

  SECTION 106. Notice to Holders; Waiver. (a) Where this Indenture provides for notice to Holders of any event:

    (i) if any of the Securities affected by such event are Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if in writing and delivered in person, mailed, first-class postage prepaid or sent by overnight courier, to each Holder affected by such event, at his address as it appears in the Security Register, within the time prescribed for the giving of such notice, and

    (ii) if any of the Securities affected by such event are Bearer Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided or unless otherwise specified in such Securities) if (A) published once in an Authorized Newspaper in New York City and London and, if applicable, in Luxembourg or such other place of publication as may be required pursuant to the rules and regulations of any securities exchange on which such Securities are listed, and (B) delivered in person, mailed, first-class postage prepaid or sent by overnight courier to such Persons whose names were previously filed with the Trustee, within the time prescribed for the giving of such notice.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders of Registered Securities in the manner specified above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Bearer Securities as provided above, then such notification to Holders of Bearer Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

  (b) In any case where notice to a Holder of Registered Securities is given in any manner specified in paragraph (a) above, such notice shall be conclusively presumed to have been duly given, whether or not such Holder receives such notice. In any case where notice to Holders of Registered Securities is given in any manner specified in paragraph (a) above, neither the failure to deliver, mail or send such notice, nor any defect in any notice so mailed or sent, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein. Neither the failure to give notice by publication to Holders of Bearer Securities as provided in paragraph (a) above, nor any defect in any notice so published, shall affect the sufficiency of any notice to Holders of Registered Securities given as provided herein.

  (c) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

  SECTION 107. Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of
Section 318(c) thereof, such imposed duties shall control.

  SECTION 108. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

  SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

  SECTION 110. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Securities or Coupons, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

  SECTION 112. Governing Law. THIS INDENTURE AND THE SECURITIES AND COUPONS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

  SECTION 113. Legal Holidays. Except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, in any case where any Interest Payment Date, Redemption Date, scheduled date of repayment at the option of the Holder, scheduled date of required repurchase or Stated Maturity of any Security or Coupon shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of such Security or Coupon) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, scheduled date of repayment at the option of the Holder or scheduled date of required repurchase, or at the Stated Maturity, as the case may be, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, scheduled date of repayment at the option of the Holder, scheduled date of required repurchase or Stated Maturity, as the case may be, to the next succeeding Business Day at such Place of Payment if such payment is made or duly provided for on such Business Day.

  SECTION 114. Moneys of Different Currencies To Be Segregated. The Trustee shall segregate moneys, funds and accounts held by the Trustee hereunder in one currency (or currency unit) from any moneys, funds or accounts in any other currencies (or currency units), notwithstanding any provision herein which would otherwise permit the Trustee to commingle such amounts.

  SECTION 115. Payment To Be in Proper Currency. In the case of any Security denominated in any particular currency or currency unit (the "Required Currency"), subject to applicable law and except as otherwise provided herein, therein or in or pursuant to the related Board Resolution, Medium-Term Debt Securities Certificate or supplemental indenture, the obligation of the Company to make any payment of principal, premium or interest thereon shall not be discharged or satisfied by any tender by the Company, or recovery by the Trustee, in any currency or currency unit other than the Required Currency, except to the extent that such tender or recovery shall result in the Trustee's timely holding the full amount of the Required Currency then due and payable. If any such tender or recovery is made in other than the Required Currency, the Trustee may take such actions as it considers appropriate to exchange such other currency or currency unit for the Required Currency. The costs and risks of any such exchange, including without limitation the risks of delay and exchange rate fluctuation, shall be borne by the Company, the Company shall be liable for any shortfall or delinquency in the full amount of the Required Currency then due and payable, and in no circumstances shall the Trustee be liable therefor. The Company hereby waives any defense of payment based upon any such tender or recovery which is not in the Required Currency, or which, when exchanged for the Required Currency by the Trustee, is less than the full amount of the Required Currency then due and payable

  SECTION 116. Language of Notices, etc. Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

  SECTION 117. Changes in Exhibits. At any time and from time to time, the Company may substitute a new form, or add new forms, of the Exhibits hereto. Such substitution shall be effective upon receipt by the Trustee of such new form of Exhibit and a Board Resolution or Officers' Certificate adopting such new form of Exhibit, and thereafter all references in this Indenture to such Exhibit shall be deemed to refer to such new form of Exhibit.

                       ARTICLE TWO

                  Issuance of Securities

  SECTION 201. Creation of Securities in Amount Unlimited. An unlimited aggregate principal amount of Securities may be issued pursuant to this Article Two and, in the case of Medium-Term Debt Securities, pursuant to Article Three. The Securities (including Medium-Term Debt Securities) may be authenticated and delivered, as authorized by the Board of Directors, in an unlimited number of series.

  SECTION 202. Documents Required for Issuance of Each Series of Securities Other than Medium-Term Debt Securities. At any time and from time to time, Securities of each series created pursuant to the provisions of this Article Two may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to, or upon the order of, the Company upon receipt by the Trustee of the following:

    (a) A Board Resolution or Board Resolutions authorizing the issuance of the Securities of the series, and specifying, to the extent applicable, the following terms:

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 403, 404, 405, 1006 or 1207 and except for any Securities which, pursuant to Section 402, are deemed never to have been authenticated and delivered hereunder);

          (3) the date or dates on which the principal (and premium, if any) of any of the Securities of the series are payable or the method of determination thereof;

          (4) the rate or rates, or the method of determination thereof, at which any of the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Registered Securities on any Interest Payment Date;

          (5) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Securities and Coupons, if any, of the series shall be payable and the office or agency for the Securities of the series maintained by the Company pursuant to
     Section 1102;

          (6) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) the terms of any sinking fund and the obligation, if any, of the Company to redeem, repay or purchase Securities of the series pursuant to any sinking fund or analogous provisions, upon the occurrence of certain events or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be so redeemed, repaid or purchased, in whole or in part;

          (8) the terms of the obligation of the Company, if any, to permit the conversion of the Securities of the series into stock or other securities of the Company or of any other corporation;

          (9) the terms, if any, for the attachment to Securities of the
     series of warrants, options   or other rights to purchase or sell stock
     or other securities of the Company;

          (10) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and $5,000, if Bearer Securities, for Securities denominated in Dollars, the denominations in which the Securities of the series shall be issuable;

          (11) if other than the principal amount thereof, the portion of the principal amount of any of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

          (12) any non-application of Section 503, and whether and to what extent any other means of satisfaction and discharge and/or defeasance shall be applicable to the Securities and Coupons, if any, of a series;

          (13) any deletions or modifications of or additions to the Events of Default set forth in Section 601 or covenants of the Company set forth in Article Nine or Eleven pertaining to the Securities of the series (including without limitation whether the provisions of Section 1104 or Section 1105 shall not be applicable to the Securities of the series);

          (14) the forms of the Securities and Coupons, if any, of the series;

          (15) if other than Dollars, the currency or currencies, or currency unit or units, in which the Securities of such series will be denominated and/or in which payment of the principal of (and premium, if any) and interest, if any, on any of the Securities of the series shall be payable and the Exchange Rate Agent, if any, for such series;

          (16) if the principal of (and premium, if any) or interest, if any, on any of the Securities of the series are to be payable at the election of the Company or a Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Securities are to be so payable, including without limitation the application of Section 410(b) and any deletions to, modifications of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

          (17) if the amount of payments of principal of (and premium, if any) or interest, if any, on any of the Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

          (18) whether the Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any Securities of the series are to be issuable initially in temporary global form and whether any Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive global Security may exchange such interests for Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchanges may occur, if other than in the manner provided in Section 404 or Section 412;

          (19) if the Securities and Coupons, if any, of the series are to be issued upon the exercise of warrants, the time, manner and place for such Securities and Coupons, if any, to be authenticated and delivered;

          (20) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Securities and Coupons, if any, of the series to any Holder who is not a U.S. Person (including a definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay additional amounts (and the terms of any such option);

          (21) the Person to whom any interest on any Registered Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Security on an Interest Payment Date will be paid if other than in the manner provided in Section 403;

          (22) whether the Securities of the series shall be issued in whole or in part in the form of one or more global Securities and, in such case, the U.S. Depositary or any Common Depositary for, and any other provisions relating to, such global Security or global Securities; and if the Securities of the series are issuable only as Registered Securities, (A) the manner in which and the circumstances under which Registered Global Notes representing Securities of the series may be exchanged for Registered Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in
     Section 412, and (B) any other provisions that may be necessary or desirable to effect compliance with the rules, regulations, practices and policies of the U.S. Depositary from time to time in effect, which provisions may or may not be consistent with Section 412; and

          (23) any other terms of any of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

    If any of the terms of the series are established by action taken pursuant to a Board Resolution or Board Resolutions, an Officers' Certificate certifying as to such action also shall be delivered to the Trustee.

    (b) In case the Securities of the series to be authenticated and delivered are to be created pursuant to one or more supplemental indentures, such supplemental indenture or indentures, accompanied by a Board Resolution or Board Resolutions authorizing such supplemental indenture or indentures and designating the new series to be created and prescribing pursuant to paragraph (a) above, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Securities of the series.

    (c) Either (i) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies, at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required, or (ii) an Opinion of Counsel that no authorization, approval or consent of any governmental body is required.

    (d) An Opinion of Counsel that all instruments furnished the Trustee conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Securities and to deliver the Coupons, if any, of the series; that all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Securities and delivery of the Coupons, if any, of the series have been complied with and the Company is duly entitled to the authentication and delivery of the Securities and Coupons, if any, of the series in accordance with the provisions of this Indenture; that all laws and requirements with respect to the form and execution by the Company of the supplemental indenture, if any, and the execution and delivery by the Company of the Securities and Coupons, if any, of the series have been complied with; that the Company has corporate power to execute and deliver the supplemental indenture, if any, and to issue the Securities and Coupons, if any, of the series and has duly taken all necessary corporate action for those purposes; and that the supplemental indenture, if any, as executed and delivered and the Securities and Coupons, if any, of the series, when issued, will be the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect, the enforceability of the Company's obligations also being subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)); that the Securities and Coupons, if any, of the series, when issued, will be entitled to the benefits of this Indenture, equally and ratably with all other Securities and Coupons, if any, of such series theretofore issued and then outstanding hereunder; and that the amount of Securities then outstanding under this Indenture, including the Securities of the series, will not exceed the amount at the time permitted by law or this Indenture.

    (e) An Officers' Certificate stating that the Company is not in default under this Indenture and that the issuance of the Securities and Coupons, if any, of the series will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's certificate of incorporation or by-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Securities and Coupons, if any, of the series have been complied with.

    (f) Such other documents as the Trustee may reasonably require.

                     ARTICLE THREE

              Issuance of Medium-Term Debt Securities

  SECTION 301. Documents Required for Issuance of Each Series of Medium-Term Debt Securities. At any time, and from time to time, Securities (sometimes referred to herein as "Medium-Term Debt Securities") of each series created pursuant to the provisions of this Article Three may be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered to, or upon the order of, the Company upon receipt by the Trustee of the following:

    (a) A Board Resolution or Board Resolutions authorizing the issuance of Medium-Term Debt Securities up to a specified aggregate principal amount or having a maximum aggregate offering price, in such series and subject to such terms as shall be established by officers of the Company authorized by such resolutions to establish such series and terms.

    (b) A Medium-Term Debt Securities Certificate requesting the Trustee to authenticate and deliver Medium-Term Debt Securities of a series as contemplated by Section 402, and specifying, to the extent applicable, the following terms with respect to the Medium-Term Debt Securities of the particular series, or specifying, to the extent applicable, the method of determining any such terms with respect to any such Medium-Term Debt Securities, authorized pursuant to the Board Resolution or Board Resolutions referred to in paragraph (a) above:

          (1) the title of the Medium-Term Debt Securities of the series (which shall distinguish the Medium-Term Debt Securities of the series from all other Securities);

          (2) the dates of the Medium-Term Debt Securities of the series;

          (3) any limit upon the aggregate principal amount of the Medium-Term Debt Securities of the series which may be authenticated and delivered (except for Medium-Term Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Medium-Term Debt Securities of the series pursuant to
     Section 403, 404, 405, 1006 or 1207 and except for any Medium-Term Debt Securities which, pursuant to Section 402, are deemed never to have been authenticated and delivered hereunder);

          (4) the date or dates on which the principal (and premium, if any) of any of the Medium-Term Debt Securities of the series are payable;

          (5) the rate or rates at which any of the Medium-Term Debt Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date for the interest payable on any Medium-Term Debt Securities of the series that are Registered Securities on any Interest Payment Date;

          (6) the place or places where the principal of (and premium, if any) and interest, if any, on any of the Medium-Term Debt Securities and Coupons, if any, of the series shall be payable and the office or agency for the Medium-Term Debt Securities of the series maintained by the Company pursuant to Section 1102;

          (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any of the Medium-Term Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (8) the terms of any sinking fund and the obligation, if any, of the Company to redeem, repay or purchase Medium-Term Debt Securities of the series pursuant to any sinking fund or analogous provisions, upon the occurrence of certain events or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Medium-Term Debt Securities of the series shall be so redeemed, repaid or purchased, in whole or in part;

          (9) the terms of the obligation of the Company, if any, to permit the conversion of the Medium-Term Debt Securities of the series into stock or other securities of the Company or of any other corporation;

          (10) the terms, if any, for the attachment to Medium-Term Debt Securities of the series of warrants, options or other rights to purchase or sell stock or other securities of the Company;

          (11) if other than denominations of $1,000 and any integral multiple thereof, if Registered Securities, and $5,000 if Bearer Securities, for Medium-Term Debt Securities denominated in Dollars, the denominations in which the Medium-Term Debt Securities of the series shall be issuable;

          (12) if other than the principal amount thereof, the portion of the principal amount of any of the Medium-Term Debt Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 602;

          (13) any non-application of Section 503, and whether and to what extent any other means of satisfaction and discharge and/or defeasance shall be applicable to the Medium-Term Debt Securities and Coupons, if any, of the series;

          (14) any deletions or modifications of or additions to the Events of Default set forth in Section 601 or covenants of the Company set forth in Article Nine or Eleven pertaining to the Medium-Term Debt Securities of the series (including without limitation whether the provisions of Section 1104 or Section 1105 shall not be applicable to the Medium-Term Debt Securities of the series);

          (15) if other than Dollars, the currency or currencies, or currency unit or units, in which any of the Medium-Term Debt Securities of the series will be denominated and/or in which payment of the principal of (and premium, if any) and interest, if any, on any of the Medium-Term Debt Securities of the series shall be payable and the Exchange Rate Agent, if any, for such series;

          (16) if the principal of (and premium, if any) or interest, if any, on any of the Medium-Term Debt Securities of the series are to be payable at the election of the Company or Holder thereof, or under some or all other circumstances, in a currency or currencies, or currency unit or units, other than that in which the Medium-Term Debt Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made, or the other circumstances under which any of the Medium-Term Debt Securities are to be so payable, including without limitation the application of
     Section 410(b) and any deletions to, modification of or additions to the provisions thereof, and any provision requiring the Holder to bear currency exchange costs by deduction from such payments;

          (17) if the amount of payments of principal of (and premium, if any) or interest, if any, on any of the Medium-Term Debt Securities of the series may be determined with reference to an index based on (i) a currency or currencies or currency unit or units other than that in which such Medium-Term Debt Securities are stated to be payable or (ii) any method, not inconsistent with the provisions of this Indenture, specified in or pursuant to such Board Resolution, then in each case (i) and (ii) the manner in which such amounts shall be determined;

          (18) whether the Medium-Term Debt Securities of the series are to be issued as Registered Securities or Bearer Securities (with or without Coupons), or any combination thereof, whether Bearer Securities may be exchanged for Registered Securities of the series and the circumstances under which and the place or places where any such exchanges, if permitted, may be made; and whether any of the Medium-Term Debt Securities of the series are to be issuable initially in temporary global form and whether any of the Medium-Term Debt Securities of the series are to be issuable in definitive global form with or without Coupons and, if so, whether beneficial owners of interests in any such definitive global Medium-Term Debt Security may exchange such interests for any of the Medium-Term Debt Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which and the place or places where any such exchange may occur, if other than in the manner provided in Section 404 or Section 412;

          (19) if any of the Medium-Term Debt Securities and Coupons, if any, of the series are to be issued upon the exercise of warrants, the time, manner and place for such Medium-Term Debt Securities and Coupons, if any, of the series to be authenticated and delivered;

          (20) whether and under what circumstances and with what procedures and documentation the Company will pay additional amounts on any of the Medium-Term Debt Securities of the series to any Holder who is not a U.S. Person (including a definition of such term), in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Company will have the option to redeem such Medium-Term Debt Securities rather than pay additional amounts (and the terms of any such option);

          (21) the Person to whom any interest on any Medium-Term Debt Security of the series shall be payable, if other than the Person in whose name that Medium-Term Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, the manner in which, or the Person to whom, any interest on any Bearer Security of the series shall be payable, if otherwise than upon presentation and surrender of the Coupons appertaining thereto as they severally mature and the extent to which, or the manner in which, any interest payable on a temporary global Medium-Term Debt Security on an Interest Payment Date will be paid if other than in the manner provided in Section 403;

          (22) if other than the forms set forth in Exhibit A hereto, the forms of the Medium-Term Debt Securities and Coupons, if any, of the series;

          (23) whether the Medium-Term Debt Securities of the series shall be issued in whole or in part in the form of one or more global Securities and, in such case, the U.S. Depositary or any Common Depositary for, and any other provisions relating to, such global Security or global Securities; and if the Medium-Term Debt Securities of the series are issuable only as Registered Securities, (A) the manner in which and the circumstances under which Registered Global Notes representing Medium-Term Debt Securities of the series may be exchanged for Registered Securities in definitive form, if other than, or in addition to, the manner and circumstances specified in Section 412, and (B) any other provisions that may be necessary or desirable to effect compliance with the rules, regulations, practices and policies of the U.S. Depositary from time to time in effect, which provisions may or may not be consistent with Section 412; and

          (24) any other terms of any of the Medium-Term Debt Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

    Unless the Company shall be required to deliver an Officers' Certificate pursuant to paragraph (d) below in connection with the authentication of the Medium-Term Debt Securities of the series, the delivery of such Medium-Term Debt Securities Certificate to the Trustee shall be deemed to be a certification by the Company that all matters certified in the most recent Officers' Certificate delivered to the Trustee pursuant to paragraph (d) below continue to be true and correct, as if such Officers' Certificate related to the Medium-Term Debt Securities covered by such Medium-Term
  Debt Securities Certificate, on and as of the date of such Medium-Term
  Debt Securities Certificate. The delivery of such Medium-Term Debt Securities Certificate also shall be deemed to be a certification that the Board Resolution or Board Resolutions referred to in paragraph (a) above are in full force and effect on and as of the date of such Medium-Term
  Debt Securities Certificate and that the terms and form or forms of the Medium-Term Debt Securities and Coupons, if any, of the series have been established by an officer or officers of the Company authorized by such Board Resolution or Board Resolutions in accordance with the provisions thereof and hereof.

    (c) If (i) the Company shall not have previously delivered to the Trustee an Opinion of Counsel to the effect set forth in this paragraph
  (c) with respect to the Medium-Term Debt Securities authorized pursuant to the Board Resolution or Board Resolutions referred to in paragraph (a) above or (ii) if the Medium-Term Debt Securities Certificate referred to in paragraph (b) above specifies a means of satisfaction and discharge other than the application of Section 503 with respect to the series of Medium-Term Debt Securities to which such Medium-Term Debt Securities Certificate relates, an Opinion of Counsel that the Medium-Term Debt Securities have been duly authorized by resolutions of the Board of Directors of the Company, subject to the establishment of certain terms of the Medium-Term Debt Securities and Coupons, if any, of the series by officers of the Company authorized by such resolutions to establish such terms, that when the terms of the Medium-Term Debt Securities and Coupons, if any, of the series have been established as provided in such resolutions, in this Indenture and in the applicable Medium-Term Debt Securities Certificate and the Medium-Term Debt Securities and Coupons, if any, of the series have been executed, authenticated and delivered in accordance with the provisions of this Indenture, the Medium-Term Debt Securities and Coupons, if any, of the series, assuming they do not violate any applicable law then binding on the Company, will constitute legal, valid and binding obligations of the Company entitled to the benefits of this Indenture, equally and ratably with all other Securities and Coupons, if any, of such series theretofore issued and then outstanding hereunder, and that the amount of Securities then outstanding under this Indenture, including the Medium-Term Debt Securities of the series, will not exceed the amount at the time permitted by law or this Indenture.

    (d) If the Company shall not have delivered an Officers' Certificate pursuant to the provisions of this paragraph (d) to the Trustee during the immediately preceding 12-month period, an Officers' Certificate stating that the Company is not in default under this Indenture, that the issuance of the Medium-Term Debt Securities and Coupons, if any, of the series will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Company's certificate of incorporation or By-laws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Company is a party or by which it may be bound or to which it may be subject, that all laws and requirements with respect to the execution and delivery by the Company of the Medium-Term Debt Securities and Coupons, if any, of the series have been complied with and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Medium-Term Debt Securities and Coupons, if any, of the series have been complied with.

    (e) Such other documents as the Trustee shall reasonably request.

  SECTION 302. Form of Medium-Term Debt Securities. The Medium-Term Debt Securities and Coupons, if any, of each series shall be in such forms as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Medium-Term Debt Securities of any series, the Medium-Term Debt Securities and Coupons, if any, of such series shall be substantially in the applicable form set forth in Exhibit A hereto, except with such additions, changes and deletions thereto as may be required to reflect the different provisions thereof as shall be specified as provided in
Section 301.

                     ARTICLE FOUR

                    The Securities

  SECTION 401. Form and Denomination. All Securities of any one series and the Coupons appertaining to any Bearer Securities of such series shall be substantially identical except, in the case of Registered Securities, as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to in Section 202 or Section 301, as the case may be, and (subject to Section 402) set forth in the Officers' Certificate or Medium-Term Debt Securities Certificate referred to in Section 202 or
Section 301, as the case may be, or in any indenture supplemental hereto.

  The Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 202 or Section 301, as the case may be. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series denominated in Dollars shall be issuable in denominations of $l,000 and any integral multiple thereof, if registered, and in denominations of $5,000 if bearer. Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Company executing the same may determine with the approval of the Trustee. Each Security shall bear the appropriate legends, if any, as required by U.S. Federal tax law and regulations.

  SECTION 402. Execution, Delivery, Dating and Authentication. The Securities shall be executed on behalf of the Company by the manual or facsimile signature of its Chairman, its President, any of its Vice Presidents, its Treasurer, any Assistant Treasurer, its Secretary or any Assistant Secretary. Any Coupons shall be executed on behalf of the Company by the manual or facsimile signature of any such officer of the Company. In case any of the above referenced officers of the Company who shall have signed any of the Securities or Coupons shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities and/or Coupons had not ceased to be such officer; and any Securities or Coupons may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security or Coupon, shall be such officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

  At any time and from time to time, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company to the Trustee for authentication, together (except in the case of any Medium-Term Debt Securities) with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order (or, in the case of Medium-Term Debt Securities of any series, upon receipt of a Medium-Term Debt Securities Certificate and in accordance with the terms thereof) shall authenticate and make available for delivery such Securities; provided, however, that, unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities in the Medium-Term Debt Securities Certificate) with respect to an Bearer Securities, in connection with its original issuance, no Bearer Security (including any temporary Bearer Security issued pursuant to Section 403 which is not in global form) shall be mailed or otherwise delivered to any location in the United States; and provided further that, unless otherwise specified in the Board Resolution (or, in the case of any Bearer Securities that are Medium-Term Debt Securities, in the Medium-Term Debt Securities Certificate) with respect to such Bearer Securities, such Bearer Security may be delivered in connection with its original issuance only if the Person entitled to receive such Bearer Security (including any temporary Bearer Security issued pursuant to Section 403 which is not in global form) shall have furnished to the Company or any agent, underwriter or selling group member a certificate substantially in the form set forth in Exhibit B.2 to this Indenture, dated no earlier than 15 days prior to the earlier of the date on which such Bearer Security is delivered and the date on which any temporary Security first becomes exchangeable for such Bearer Security in accordance with the terms of such temporary Security and this Indenture. If any Security shall be represented by a definitive global Bearer Security, then, for purposes of this Section and Section 403, the notation of a beneficial owner's interest therein upon original issuance of such Security or upon exchange of a portion of a temporary global Security shall be deemed to be delivery in connection with its original issuance of such beneficial owner's interest in such definitive global Bearer Security. Except as permitted by Section 405, the Trustee shall not authenticate and make available for delivery any Bearer Security unless all appurtenant Coupons for interest then matured have been detached and canceled.

  The Trustee shall not be required to authenticate Securities of any series if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee, or if the Trustee determines that such action may not lawfully be taken.

  Unless otherwise specified pursuant to Section 301(b)(2), each Registered Security shall be dated the date of its authentication, and each Bearer Security and any Bearer Security in global form shall be dated as of the date of original issuance of the first Security of such series to be issued.

  No Security or Coupon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for below executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been duly authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancelation as provided in Section 408 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

  The Trustee's certificate of authentication shall be in substantially the following form:



This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

                         STATE STREET BANK AND TRUST COMPANY,
                         as Trustee



                         By
                         ------------------------------
                              Authorized Signatory

  SECTION 403. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order (or, in the case of Medium-Term Debt Securities, receipt of the Medium-Term Debt Securities Certificate with respect to such Medium-Term Debt Securities) the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced conclusively by their execution of such Securities. Such temporary Securities may be in global form.

  Except in the case of temporary Securities in global form (which shall be exchanged in accordance with the provisions of the following paragraphs), if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company maintained pursuant to Section 1102 in a Place of Payment for such series for the purpose of exchanges of Securities of such series, without charge to the Holder. Upon surrender for cancelation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons) the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor and of authorized denominations; provided, however, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in Section 402.

  If temporary Bearer Securities of any series are issued in global form, such temporary global Bearer Securities shall, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, be delivered to the London office of a depository or common depository (the "Common Depositary"), for the benefit of Euro-clear and CEDEL S.A., for credit to the respective accounts of the beneficial owners of interests in such Securities (or to such other accounts as they may direct).

  Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (which shall (subject to any applicable laws and regulations) be at least 40 days after the issue date of such temporary global Security (the "Exchange Date"), the Company shall deliver to the Trustee definitive Securities, in aggregate principal amount equal to the principal amount of such temporary global Security, executed by the Company. On or after the Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged. The definitive Securities to be delivered in exchange for any such temporary global Security shall be in bearer form, registered form, definitive global form or any combination thereof, as specified as contemplated by Section 202 or Section 301, as the case may be, and, if any combination thereof is so specified, as requested by the beneficial owner thereof; provided, however, that, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, upon such presentation by the Common Depositary, such temporary global Security shall be accompanied by a certificate dated the Exchange Date or a subsequent date and signed by Euro-clear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Exchange Date or a subsequent date and signed by CEDEL S.A. as to the portion of such temporary global Security held for its account then to be exchanged, each in the form set forth in Exhibit B.1 to this Indenture; provided further that definitive Bearer Securities (including a definitive global Bearer Security) shall be delivered in exchange for a portion of a temporary global Security only in compliance with the requirements of Section 402.

  Unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, the interest of a beneficial owner of Securities of a series in a temporary global Bearer Security shall be exchanged for definitive Bearer Securities of the same series and of like tenor following the Exchange Date when the beneficial owner instructs Euro-clear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euro-clear or CEDEL S.A., as the case may be, a certificate substantially in the form set forth in Exhibit B.2 to this Indenture, dated no earlier than 15 days prior to the Exchange Date, copies of which certificate shall be available from the offices of Euro-clear, CEDEL S.A., the Trustee, any Authenticating Agent appointed for such series of Securities and any Paying Agent appointed for such series of Securities. Unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, any such exchange shall be made free of charge to the beneficial owners of such temporary global Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such Person does not take delivery of such definitive Securities in person at the offices of Euro-clear or CEDEL S.A. The definitive Bearer Securities to be delivered in exchange for any portion of a temporary global Security shall be delivered only outside the United States.

  Until exchanged in full as provided above, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, interest payable on a temporary global Bearer Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Exchange Date shall be payable to Euro-clear and CEDEL S.A. on such Interest Payment Date upon delivery by Euro-clear and CEDEL S.A. to the Trustee of a certificate or certificates substantially in the form set forth in Exhibit
B.1 to this Indenture, for credit without further interest on or after such Interest Payment Date to the respective accounts of the Persons who are the beneficial owners of such temporary global Security (or to such other accounts as they may direct) on such Interest Payment Date and who have each delivered to Euro-clear or CEDEL S.A., as the case may be, a certificate substantially in the form set forth in Exhibit B.2 to this Indenture. Any interest so received by Euro-clear and CEDEL S.A. and not paid as herein provided shall be returned to the Trustee immediately prior to the expiration of two years after such Interest Payment Date in order to be repaid to the Company in accordance with Section 1103.

  SECTION 404. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at an office or agency to be maintained by the Company in accordance with Section 1102 a register (being the combined register of the Security Registrar and all additional transfer agents designated pursuant to Section 1102 for the purpose of registration of transfer of Securities and sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the registration of transfers of Registered Securities. State Street Bank and Trust Company is hereby appointed the initial Security Registrar. At all reasonable times each register maintained by the Security Registrar and any additional transfer agents shall be open for inspection by the Trustee.

  Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained pursuant to
Section 1102 for such purpose in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor.

  At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Registered Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive. Unless otherwise specified as contemplated by
Section 202 or Section 301, as the case may be, Bearer Securities may not be issued in exchange for Registered Securities.

  At the option of the Holder, to the extent permitted by law, and unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, Bearer Securities of any series may be exchanged for Registered Securities of the same series of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any such office or agency, with all unmatured Coupons and all matured Coupons in default appertaining thereto. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
Section 1102, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such office or agency in exchange for a Registered Security of the same series and like tenor after the close of business at such office or agency on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date for payment, as the case may be (or, if such Coupon is surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

  Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

  Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, any definitive global Bearer Security shall be exchangeable only as provided in this paragraph. If the beneficial owners of interests in a definitive global Bearer Security are entitled to exchange such interests for Securities of such series and of like tenor and principal amount of another authorized form and denomination, as specified as contemplated by Section 202 or Section 301, as the case may be, then without unnecessary delay but in any event not later than the earliest date on which such interests may be so exchanged, the Company shall deliver to the Trustee definitive Securities in an aggregate principal amount equal to the principal amount of such definitive global Bearer Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such definitive global Bearer Security shall be surrendered by the Common Depositary or such other depositary as shall be specified in the Company Order or Medium-Term Debt Securities Certificate, as the case may be, with respect thereto to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee shall authenticate and make available for delivery, in exchange for each portion of such definitive global Bearer Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such definitive global Bearer Security to be exchanged which, unless the Securities of the series are not issuable both as Bearer Securities and as Registered Securities, as specified as contemplated by Section 202 or Section 301, as the case may be, shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; provided further that no Bearer Security delivered in exchange for a portion of a definitive global Security shall be mailed or otherwise delivered to any location in the United States. If a Registered Security is issued in exchange for any portion of a definitive global Bearer Security after the close of business at the office or agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such office or agency on the relevant Interest Payment Date, or
(ii) any Special Record Date and before the opening of business at such office or agency on the related proposed date for payment of Defaulted Interest, interest or Defaulted Interest, as the case may be, will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such definitive global Bearer Security is payable in accordance with the provisions of this Indenture.

  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

  Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee or any transfer agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar or any transfer agent duly executed, by the Holder thereof or his attorney duly authorized in writing.

  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 403, 1006 or 1207 not involving any transfer.

  The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 Business Days before any selection of Securities of that series to be redeemed and ending at the close of business on (A) if Securities of the series are issuable only as Registered Securities, the day of the mailing of the relevant notice of redemption and (B) if Securities of the series are issuable as Bearer Securities, the day of the first publication of the relevant notice of redemption or, if Securities of the series are also issuable as Registered Securities and there is no publication, the day of mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Registered Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (iii) to exchange any Bearer Security so selected for redemption except that such a Bearer Security may be exchanged for a Registered Security of that series and of like tenor; provided that such Registered Security shall be simultaneously surrendered for redemption.

  SECTION 405. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security or Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding with Coupons corresponding to the Coupons, if any, appertaining to the surrendered Security, provided that if such new Security is a Bearer Security, such Security shall be delivered only outside the United States.

  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security or in exchange for the Security to which a destroyed, lost or stolen Coupon appertains (upon surrender to the Trustee of such Security with all appurtenant Coupons not destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such destroyed, lost or stolen Security or to the Security to which such destroyed, lost or stolen Coupon appertains.

  In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security or Coupon, pay such Security or Coupon; provided, however, that principal of (and premium, if any) and any interest on Bearer Securities shall, except as otherwise provided in Section 1102, be payable only at an office or agency located outside the United States and, unless otherwise specified as contemplated by
Section 202 or Section 301, as the case may be, any interest on Bearer Securities shall be payable only upon presentation and surrender of the Coupons appertaining thereto.

  Upon the issuance of any new Security or Coupon under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

  Every new Security or Coupon of any series issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security or Coupon shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities or Coupons of that series duly issued hereunder.

  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated. destroyed, lost or stolen Securities or Coupons.

  SECTION 406. Payment of Interest; Interest Rights Preserved. Unless otherwise provided as contemplated by Section 202 or Section 301, as the case may be, with respect to any series of Securities, interest on any Registered Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. At the option of the Company, interest on the Registered Securities of any series that bears interest may be paid by mailing a check to the address of any Holder as such address shall appear in the Security Register.

  Any interest on any Registered Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

    (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

    (2) The Company may make payment of any Defaulted Interest on the Registered Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

  Subject to the foregoing provisions of this Section and Section 404, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     SECTION 407. Persons Deemed Owners. Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 404, 406 and 411 and unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

  Title to any Bearer Security and any Coupons shall pass by delivery. The Company, the Trustee and any agent of the Company or the Trustee may treat the Holder of any Bearer Security and the Holder of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof (unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be) and for all other purposes whatsoever, whether or not such Security or Coupon be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

     Notwithstanding the foregoing, with respect to any temporary or permanent global Security, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Common Depositary or a U.S. Depositary, as the case may be, or impair, as between a Common Depositary or a U.S. Depositary and holders of beneficial interests in any temporary or permanent global Security, as the case may be, the operation of customary practices governing the exercise of the rights of the Common Depositary or the U.S. Depositary as Holder of such temporary or permanent global Security.

  SECTION 408. Cancelation. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities and Coupons so delivered shall be promptly canceled by the Trustee. All Bearer Securities and unmatured Coupons held by the Trustee pending such cancelation shall be deemed to be delivered for cancelation for all purposes of this Indenture and the Securities. The Company may at any time deliver to the Trustee for cancelation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancelation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered to the Trustee shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities and Coupons held by the Trustee shall be disposed of in a manner selected by the Trustee unless otherwise directed by a Company Order; provided, however, that the Trustee may, but shall not be required to, destroy such canceled Securities and Coupons.

  SECTION 409. Computation of Interest. Except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, for Securities of any series, interest on the Securities of each series shall bc computed on the basis of a 360-day year of twelve 30-day months.

  SECTION 410. Currency and Manner of Payment in Respect of Securities. The provisions of this Section shall apply to the Securities of any series unless otherwise provided as contemplated by Section 202 or Section 301, as the case may be.

    (a) The following payment provisions shall apply to any Registered Security of any series denominated in a Foreign Currency or any currency unit, including without limitation ECU, except as provided in paragraph
  (b) below:

              (1) Except as provided in subparagraph (a)(2) or in paragraph (e) below, payment of principal of and premium, if any, on such Registered Security will be made at the Place of Payment by delivery of a check in the currency or currency unit in which the Security is denominated on the payment date against surrender of such Registered Security, and any interest on any Registered Security will be paid at the Place of Payment by mailing a check in the currency or currency unit in which such interest is payable (which shall be the same as that in which the Security is denominated unless otherwise provided) to the Person entitled thereto at the address of such Person appearing on the Security Register.

              (2) Payment of the principal of, premium, if any, and interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

    (b) With respect to any Registered Security of any series denominated in any currency unit, including without limitation ECU, if the following provisions (or any substitute therefor, or addition thereto, not inconsistent with this Indenture) are established pursuant to Section 202 or Section 301, as the case may be, and if the Company has not, before the delivery of the election referred to in clause (1) below, deposited funds or securities in compliance with Section 501 or clause (a)(i) or (if specified pursuant to Section 202 or Section 301, as the case may be) clause (a)(ii) of Section 503, the following payment provisions shall apply to any payment to be made prior to the giving of any notice to Holders of any election to redeem pursuant to Section 1204, except as otherwise provided in paragraphs (e) and (f) below:

          (1) A Holder of Securities of a series shall have the option to elect to receive payments of principal of, premium, if any, and interest, if any, on such Securities in a currency or currency unit (including Dollars), other than that in which the Security is denominated, such election, as designated in the certificates for such Securities (or as provided by Section 202 or Section 301, as the case may be, or a supplemental indenture hereto with respect to uncertificated securities), shall be made by delivering to the Paying Agent a written election, to be in form and substance satisfactory to the Paying Agent, not later than the close of business in New York, New York, on the day 15 days prior to the applicable payment date. Such election will remain in effect for such Holder until changed by the Holder by written notice to the Paying Agent (but any such written notice must be received by the Paying Agent not later than the close of business on the day 15 days prior to the next payment date to be effective for the payment to be made on such payment date and no such change may be made with respect to payments to be made on any Security of such series with respect to which notice of redemption has been given by the Company pursuant to Article Twelve). Any Holder of any such Security who shall not have delivered any such election to the Paying Agent in accordance with this paragraph (b) will be paid the amount due on the applicable payment date in the relevant currency unit as provided in paragraph (a) of this Section. Payment of principal of and premium, if any, shall be made on the payment date therefor against surrender of such Security. Payment of principal, premium, if any, and interest, if any, shall be made at the Place of Payment by mailing at such location a check, in the applicable currency or currency unit, to the Holder entitled thereto at the address of such Holder appearing on the Security Register.

          (2) Payment of the principal of, premium, if any, and interest, if any, on such Security may also, subject to applicable laws and regulations, be made at such other place or places as may be designated by the Company by any appropriate method.

    (c) Payment of the principal of and premium, if any, and interest, if any, on any Bearer Security will be made, except as provided in
  Section 403 with respect to temporary global Securities, unless otherwise specified pursuant to Section 202 or Section 301, as the case may be, and/or Section 1001(8), at such place or places outside the United States as may be designated by the Company pursuant to any applicable laws or regulations by any appropriate method in the currency or currencies or currency unit or units in which the Security is payable (except as provided in paragraph (e) below) on the payment date therefor against surrender of the Bearer Security, in the case of payment of principal and premium, if any, or the relevant Coupon, in the case of payment of interest, if any, to a Paying Agent designated for such series pursuant to
  Section 1102.

    (d) Not later than 10 Business Days (with respect to any Place of Payment) prior to each payment date, the Paying Agent shall deliver to the Company a copy of its record of the respective aggregate amounts of principal of, premium, if any, and interest, if any, on the Securities to be made on such payment date, in the currency or currency unit in which each of the Securities is payable, specifying the amounts so payable in respect of Registered Securities and Bearer Securities and in respect of the Registered Securities as to which the Holders of Securities denominated in any currency unit shall have elected to be paid in another currency or currency unit as provided in paragraph (b) above. If the election referred to in paragraph (b) above has been provided for pursuant to Section 202 or Section 301, as the case may be, and if at least one Holder has made such election, then, not later than the fifth Business Day (with respect to any Place of Payment) prior to the applicable payment date the Company will deliver to the Trustee an Exchange Rate Officers' Certificate in respect of the Dollar or Foreign Currency or currency unit payments to be made on such payment date. The Dollar or Foreign Currency or currency unit amount receivable by Holders of Registered Securities denominated in a currency unit who have elected payment in another currency or currency unit as provided in paragraph (b) above shall be determined by the Company on the basis of the applicable Official Currency Unit Exchange Rate set forth in the applicable Exchange Rate Officers' Certificate.

    (e) If a Foreign Currency in which any Security is denominated or payable ceases to be recognized both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used within the European Monetary System, or if any other currency unit in which a Security is denominated or payable ceases to be used for the purposes for which it was established, in each case as determined in good faith by the Company, then with respect to each date for the payment of principal of, premium, if any, and interest, if any, on the applicable Security denominated or payable in such Foreign Currency, ECU or such other currency unit occurring after the last date on which such Foreign Currency, ECU or such other currency unit was so used (the "Conversion Date"), the Dollar shall become the currency of payment for use on each such payment date (but ECU or the Foreign Currency or the currency unit previously the currency of payment shall, at the Company's election, resume being the currency of payment on the first such payment date preceded by 15 Business Days during which the circumstances which gave rise to the Dollar becoming such currency no longer prevail, in each case as determined in good faith by the Company). The Dollar amount to be paid by the Company to the Trustee and by the Trustee or any Paying Agent to the Holder of such Security with respect to such payment date shall be the Dollar Equivalent of the Foreign Currency or, in the case of a currency unit, the Dollar Equivalent of the Currency Unit, as determined by the Exchange Rate Agent (which shall be delivered in writing to the Trustee not later than the fifth Business Day prior to the applicable payment date) as of the Conversion Date or, if later, the date most recently preceding the payment date in question on which such determination is possible of performance, but not more than 15 days before such payment date (such Conversion Date or date preceding a payment date as aforesaid being called the "Valuation Date") in the manner provided in paragraph (g) or (h) below.

    (f) If the Holder of a Registered Security denominated in a currency unit elects payment in a specified Foreign Currency or currency unit as provided for by paragraph (b) and such Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, or if ECU ceases to be used within the European Monetary System, or if another currency unit ceases to be used for the purposes for which it is established, in each case as determined in good faith by the Company, such Holder shall (subject to paragraph (e) above) receive payment in the currency unit in which the Security is denominated. Each payment covered by an election pursuant to paragraph (b) above shall be governed by the provisions of this paragraph (f) (but, subject to any contravening valid election pursuant to paragraph (b) above, the specified Foreign Currency or ECU or other currency unit shall, at the Company's election, resume being the currency or currency unit, as applicable, of payment with respect to Holders who have so elected, but only with respect to payments on payment dates preceded by 15 Business Days during which the circumstances which gave rise to such currency unit becoming the currency unit of payment, no longer prevail, in each case as determined in good faith by the Company).

    (g) The "Dollar Equivalent of the Foreign Currency" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be obtained by converting the specified Foreign Currency into Dollars at the Market Exchange Rate on the Valuation Date.

    (h) The "Dollar Equivalent of the Currency Unit" shall be determined by the Exchange Rate Agent as of each Valuation Date and shall be the sum obtained by adding together the results obtained by converting the Specified Amount of each Component Currency into Dollars at the Market Exchange Rate on the Valuation Date for such Component Currency.

    (i) For purposes of this Section 410 the following terms shall have the following meanings:

          A "Component Currency" shall mean any currency which, on the Conversion Date, was a component currency of the relevant currency unit, including without limitation ECU.

          A "Specified Amount" of a Component Currency shall mean the number of units (including decimals) which such Component Currency represented in the relevant currency unit, on the Conversion Date or, if ECU and such currency unit is being used for settlement of transactions by public institutions of or within the European Communities or was so used after the Conversion Date, the Valuation Date or the last date the currency unit was so used, whichever is later. If after such date the official unit of any Component Currency is altered by way of combination or subdivision, the Specified Amount of such Component Currency shall be divided or multiplied in the same proportion. If after such date two or more Component Currencies are consolidated into a single currency, the respective Specified Amounts of such Component Currencies shall be replaced by an amount in such single currency equal to the sum of the respective Specified Amounts of such consolidated Component Currencies expressed in such single currency, and such amount shall thereafter be a Specified Amount and such single currency shall thereafter be a Component Currency. If after such date any Component Currency shall be divided into two or more currencies, the Specified Amount of such Component Currency shall be replaced by specified amounts of such two or more currencies, the sum of which, at the Market Exchange Rate of such two or more currencies on the date of such replacement, shall be equal to the Specified Amount of such former Component Currency and such amounts shall thereafter be Specified Amounts and such currencies shall thereafter be Component Currencies.

          "Market Exchange Rate" shall mean, as of any date, for any currency or currency unit the noon Dollar buying rate for that currency or currency unit, as the case may be, for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York or such other rate as may be established pursuant to Section 202 or Section 301, as the case may be. If such rates are not available for any reason with respect to one or more currencies or currency units for which an Exchange Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency or currency unit in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in any currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities designated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such securities.

          All decisions and determinations of the Exchange Rate Agent regarding the Dollar Equivalent of the Foreign Currency, the Dollar Equivalent of the Currency Unit and the Market Exchange Rate shall be in its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and irrevocably binding upon the Company and all Holders of the Securities and Coupons denominated or payable in the relevant currency or currency units. In the event that a Foreign Currency ceases to be used both by the government of the country which issued such currency and for the settlement of transactions by public institutions of or within the international banking community, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date. In the event the ECU ceases to be used within the European Monetary System, or any other currency unit in which Securities or Coupons are denominated or payable, ceases to be used for the purposes for which it was established, the Company, after learning thereof, will immediately give notice thereof to the Trustee (and the Trustee will promptly thereafter give notice in the manner provided in Section 106 to the Holders) specifying the Conversion Date. Any actions taken pursuant to the parentheticals at the end of the first sentence of Section 410(e) and at the end of Section 410(f) shall be promptly set forth in like notices from the Company to the Trustee and then from the Trustee to the Holders (which notices may be mailed with payment to the Holders).

          Subject to the provisions of Sections 701 and 703, the Trustee shall be fully justified and protected in relying and acting upon information received by it from the Company and the Exchange Rate Agent, and shall not otherwise have any duty or obligation to determine such information independently.

  SECTION 411. Securities in Global Form. If Securities of a series are issuable in global form, as specified as contemplated by Section 202 or
Section 301, as the case may be, then, notwithstanding clause (a)(8) of
Section 202 or clause (b)(9) of Section 301, as the case may be, and the provisions of Section 401, a global Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced or increased to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order (or, in the case of Medium-Term Debt Securities, the Medium-Term Debt Securities Certificate) to be delivered to the Trustee pursuant to Section 402 or Section 403. Subject to the provisions of Section 402 and, if applicable, Section 403, the Trustee shall deliver and redeliver any Security in definitive global bearer form in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order (or, in the case of Medium-Term Debt Securities, the Medium-Term Debt Securities Certificate). If a Company Order (or, in the case of Medium-Term Debt Securities, Medium-Term Debt Securities Certificate) pursuant to Section 402 or 403 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 102 and need not be accompanied by an Opinion of Counsel.

  The provisions of the last sentence of the fifth paragraph of Section 402 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the last sentence of the fifth paragraph of Section 402.

  Notwithstanding the provisions of Section 406, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, payment of principal of and any premium and any interest on any Security in definitive global form shall be made to the Person or Persons specified therein.

  SECTION 412. Registered Global Notes. (a) If the Company shall establish pursuant to Section 202 or Section 301, as the case may be, that the Registered Securities of a series are to be issued in whole or in part in the form of one or more global Securities (Registered Securities in the form of global Securities being herein called "Registered Global Notes"), then the Company shall execute and the Trustee shall, in accordance with Section 202 or Section 301, as the case may be, and the Company Order or the Medium-Term Debt Securities Certificate, as the case may be, with respect to such series, authenticate and deliver one or more temporary or permanent Registered Global Notes that (i) shall represent the aggregate principal amount of the Outstanding Securities of such series to be represented by one or more Registered Global Notes, (ii) shall be registered in the name of the U.S. Depositary for such Registered Global Note or Notes or the nominee of such depositary, and (iii) may bear a legend, in addition to any other legend required or requested by the U.S. Depositary or included on such Note pursuant to applicable laws or regulations, substantially to the following effect:

    UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE
  U.S. DEPOSITARY TO A NOMINEE OF THE U.S. DEPOSITARY OR BY A NOMINEE OF THE U.S. DEPOSITARY TO THE U.S. DEPOSITARY OR ANOTHER NOMINEE OF THE U.S. DEPOSITARY OR BY THE U.S. DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR U.S. DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR U.S. DEPOSITARY.

  Notwithstanding any other provision of this Section 412 or Section 404, unless and until it is exchanged in whole or in part for Registered Securities in definitive form, a Registered Global Note representing all or a portion of the Registered Securities of a series may not be transferred except as a whole by the U.S. Depositary for such series to a nominee of such depositary or by a nominee of such depositary to such depositary or another nominee of such depositary or by such depositary or any such nominee to a successor U.S. Depositary for such series or a nominee of such successor depositary.

     (b) If at any time the U.S. Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as U.S. Depositary for the Securities of such series or if at any time the U.S. Depositary for Securities of a series shall no longer be a clearing agency registered and in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor U.S. Depositary with respect to the Securities of such series. If a successor U.S. Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, the Company will execute, and the Trustee, upon receipt of a Company Order or a Medium-Term Debt Securities Certificate, as the case may be, for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Registered Securities of such series in definitive form in an aggregate principal amount equal to the principal amount of the Registered Global Note or Notes representing such series in exchange for such Registered Global Note or Notes.

     (c) The Company may at any time and in its sole discretion determine that all or a portion of the Registered Securities of any series issued in the form of one or more Registered Global Notes shall no longer be represented by such Registered Global Note or Notes. In such event, the Company will execute, and the Trustee, upon receipt of a Company Order or a Medium-Term Debt Securities Certificate, as the case may be, for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Registered Securities of such series in definitive form and in an aggregate principal amount equal to the principal amount of the Registered Global Note or Notes representing such series, or portion thereof to be exchanged, in exchange for such Registered Global Note or Notes.

     (d) If the Registered Securities of any series shall have been issued in the form of one or more Registered Global Notes and if an Event of Default with respect to the Securities of such series shall have occurred and be continuing, the Company will promptly execute, and the Trustee, upon receipt of a Company Order or a Medium-Term Debt Securities Certificate, as the case may be, for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Registered Securities of such series, in definitive form and in an aggregate principal amount equal to the principal amount of the Registered Global Note or Notes representing such series in exchange for such Registered Global Note or Notes.

     (e) If specified by the Company pursuant to Section 202 or Section 301, as the case may be, with respect to Registered Securities of a series, the U.S. Depositary for such series of Registered Securities may surrender a Registered Global Note for such series of Securities in exchange in whole or in part for Registered Securities of such series in definitive form on such terms as are acceptable to the Company and such depositary. Thereupon, the Company shall execute and the Trustee shall authenticate and deliver, without charge:

    (i) to each Person specified by the U.S. Depositary a new Registered Security or Securities of the same series in definitive form registered in such names and in such authorized denominations as the U.S. Depositary for such Registered Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee, and in exchange for such Person's beneficial interest in the Registered Global Note; and

    (ii) to the U.S. Depositary a new Registered Global Note in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Note and the aggregate principal amount of Registered Securities in definitive form delivered to Holders thereof.

     (f) Upon the exchange of a Registered Global Note for Registered Securities in definitive form, such Registered Global Note shall be cancelled by the Trustee. Securities issued in exchange for a Registered Global Note pursuant to this Section 412 shall be registered in such names and in such authorized denominations as the U.S. Depositary for such Registered Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Securities to the Persons in whose names such Securities are so registered.

                           ARTICLE FIVE

                    Satisfaction and Discharge

  SECTION 501. Satisfaction and Discharge of Indenture in Respect of Any Series of Securities. This Indenture shall upon Company Request cease to be of further effect with respect to a series of Securities (except as to any surviving rights of (as applicable) registration of transfer or exchange of Securities and Coupons, if any, of such series herein expressly provided for), and the Trustee, at the request and expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such series, when

       (1) either

          (A) all Securities and Coupons, if any, of such series theretofore authenticated and delivered (other than (i) Securities and Coupons of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 405 and (ii) Securities and Coupons of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancelation; or

          (B) all such Securities and Coupons of such series not theretofore delivered to the Trustee for cancelation

              (i) have become due and payable, or

              (ii) will become due and payable at their Stated Maturity within one year, or

              (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currency unit in which such Securities and Coupons of such series are payable sufficient to pay and discharge the entire indebtedness on such Securities and Coupons of such series not theretofore delivered to the Trustee for cancelation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Securities and Coupons of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

    (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to such series of Securities; and

    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the Securities of the series under this Indenture have been complied with.

  Notwithstanding the satisfaction and discharge of this Indenture with respect to a series, the obligations of the Company to the Trustee under
Section 707, the obligations of the Trustee to any Authenticating Agent under
Section 715 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 502 and the last paragraph of Section 1103 shall survive.

  SECTION 502. Application of Trust Money. Subject to the provisions of the last paragraph of Section 1103, all money deposited with the Trustee pursuant to Sections 501 and 503 (and all money received as payment in connection with U.S. Government Obligations and Foreign Government Securities deposited pursuant to Section 503) shall be held in trust and applied by it, in accordance with the provisions of the Securities and Coupons, if any, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whose payment such money has been deposited with the Trustee.

  SECTION 503. Satisfaction, Discharge and Defeasance of Securities of Any Series. (a) Unless pursuant to Section 202 or Section 301, as the case may be, provision is made that this Section shall not be applicable to Securities and Coupons, if any, of any series, at the Company's option, either:

    (i) the Company will be deemed to have been Discharged (as defined below) from its obligations with respect to Securities and Coupons, if any, of such series, or

    (ii) the Company will cease to be under any obligation with respect to such series to comply with any term, provision or condition set forth in
  (x) Sections 901, 902, 1104 and 1105 or (y) the instrument or instruments setting forth the terms, provisions or conditions of such series pursuant to Section 202 or Section 301, as the case may be (provided, in the case of this subclause (y), that such instrument or instruments specify which terms, provisions or conditions, if any, are subject to this clause (a)(ii) and that no such instrument may specify that the Company may cease to comply with any obligations as to which it may not be Discharged pursuant to the definition of "Discharged").

  (b) A Discharge pursuant to clause (a)(i) above shall be effective with respect to the Securities and Coupons, if any, of such series on the first day after the applicable conditions set forth below in (i) and either (ii) or
(iii) have been satisfied, and the Company's release from its obligations to comply with certain obligations with respect to such series pursuant to clause (a)(ii) above shall be effective with respect to the Securities and Coupons, if any, of such series on the first day after the applicable conditions set forth below in (i) and either (ii) or (iii) have been satisfied:

       (i) the Company has:

          (A) paid or caused to be paid all other sums payable with respect to the Outstanding Securities and Coupons, if any, of such series (in addition to any required under clause (b)(ii) or (b)(iii)); and

          (B) delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of the entire indebtedness on all Outstanding Securities and Coupons, if any, of any such series have been complied with;

    (ii) (A) the Company shall have deposited or caused to be deposited irrevocably with the Trustee as a trust fund specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities and Coupons, if any, of such series (1) money in an amount (in such currency, currencies or currency unit or units in which any Outstanding Securities and Coupons, if any, of such series are payable) or
  (2) in the case of Securities and Coupons, if any, denominated in Dollars, U.S. Government Obligations (as defined below) or, in the case of Securities and Coupons, if any, denominated in a Foreign Currency, Foreign Government Securities (as defined below), which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal (including any premium) and interest, if any, under the Securities and Coupons, if any, of such series, money in an amount or (3) a combination of (1) and (2), which in any case of clauses (1), (2) and
  (3) is sufficient (in the opinion with respect to (2) and (3) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee) to pay and discharge each installment of principal of (including premium, if any, on), and interest, if any, on, the Outstanding Securities and Coupons, if any, of such series on the dates such installments of interest or principal are due, in the currency, currencies or currency unit or units, in which such Securities and Coupons, if any, are payable;

    (B)(1) no Event of Default or event (including such deposit) which with notice or lapse of time would become an Event of Default shall have occurred and be continuing on the date of such deposit, and (2) no Event of Default as defined in clause (5) or (6) of Section 601, or event which with notice or lapse of time or both would become an Event of Default under either such clause, shall have occurred within 91 days after the date of such deposit;

    (C) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that Holders of the Securities and Coupons, if any, of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this Section 503 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such option had not been exercised; and

    (D) if the Securities of such series are then listed on the New York Stock Exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such Securities will not be delisted as the result of the Company's exercise of its option under this Section 503;

    (iii) the Company has properly fulfilled such other means of satisfaction and discharge as is specified, as contemplated by Section 202 or Section 301, as the case may be, to be applicable to the Securities and Coupons, if any, of such series.

  (c) Any deposits with the Trustee referred to in clause (b)(ii)(A) above will be made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee. If any Outstanding Securities and Coupons, if any, of such series are to be redeemed prior to their Stated Maturity, whether pursuant to any mandatory redemption provisions or in accordance with any mandatory sinking fund requirement, the applicable escrow trust agreement will provide therefor and the Company will make arrangements for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company.

   SECTION 504. Reinstatement. If the Trustee is unable to apply any money, U.S. Government Obligations or Foreign Government Securities in accordance with Section 501 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities and Coupons, if any, of such series shall bc revived and reinstated as though no deposit had occurred pursuant to
Section 501 until such time as the Trustee is permitted to apply all such money, U.S. Government Obligations or Foreign Government Securities in accordance with Section 501; provided, however, that if the Company has made any payment of interest on or principal of (and premium, if any) on any Securities and Coupons, if any, of such series because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such series of Securities and Coupons, if any, to receive such payment from the money, U.S. Government Obligations or Foreign Government Securities held by the Trustee.

  SECTION 505. Definitions. The following terms, as used in this Article, shall have the following meanings:

    "Discharged" means that the Company will be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities and Coupons, if any, of the series as to which this
  Section is specified as applicable as aforesaid and to have satisfied all the obligations under this Indenture relating to the Securities and Coupons, if any, of such series (and the Trustee, at the request and expense of the Company, will execute proper instruments acknowledging the same), except (A) the rights of Holders thereof to receive, from the trust fund described in Section 503(b)(ii)(A), payment of the principal of (and premium, if any) and the interest, if any, on such Securities and Coupons, if any, when such payments are due, (B) the Company's obligations with respect to such Securities and Coupons, if any, under Sections 404 and 405 (insofar as applicable to Securities of such series), 502, 1102 and 1103 (last paragraph only) and the Company's obligations to the Trustee under
  Section 707, (C) the rights of Holders of Securities of any series with respect to the currency or currency units in which they are to receive payments of principal, premium, if any, and interest, if any, and (D) the rights, powers, trusts, duties and immunities of the Trustee hereunder, will survive such discharge. The Company will reimburse the trust fund for any loss suffered by it as a result of any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or Foreign Government Securities, as the case may be, or any principal or interest paid on such obligations, and, subject to the provisions of
  Section 707, will indemnify the Trustee against any claims made against the Trustee in connection with any such loss.

    "Foreign Government Securities" means, with respect to Securities and Coupons, if any, of any series that are denominated in a Foreign Currency, securities that are (i) direct obligations of the government that issued or caused to be issued such currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by such government, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof.

    "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation of the United States of America, which, in either case under clause (i) or (ii), are not callable or redeemable at the option of the issuer thereof, and will also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

                     ARTICLE SIX

                       Remedies

  SECTION 601. Events of Default. "Event of Default" with respect to any series of Securities means each one of the events specified below in this
Section 601, unless it is either inapplicable to a particular series or is specifically deleted or modified in or pursuant to the supplemental indenture, Board Resolution or Medium-Term Debt Securities Certificate establishing such series of Securities:

    (1) default in the payment of any installment of interest upon any of the Securities of such series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

    (2) default in the payment of the principal of or premium, if any, on any of the Securities of such series, as and when the same shall become due and payable (subject to clause (3) below) either at maturity, upon redemption, by declaration or otherwise; or

    (3) default in the making of any payment for a sinking, purchase or analogous fund provided for in respect of such series of Securities, as and when the same shall become due and payable; or

    (4) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in respect of the Securities of such series, or in this Indenture contained with respect to such series, for a period of 90 days after the date on which written notice of such failure requiring the Company to remedy the same and stating that such notice is a `Notice of Default' hereunder, shall have been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Securities of such series at the time Outstanding; or

    (5) entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

    (6) commencement by the Company of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company or for any substantial part of its property, or any general assignment by the Company for the benefit of creditors, or failure by the Company generally to pay its debts as they become due, or the taking by the Company of any corporate action in furtherance of any of the foregoing; or

    (7) any other Event of Default provided with respect to Securities of that series.

  SECTION 602. Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in each and every such case, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or (6) of Section 601, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, may declare the principal amount (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all of the Securities of that series, together with accrued interest thereon, if any, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount), together with accrued interest thereon, if any, shall become immediately due and payable.

  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

    (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

          (A) all overdue interest on all Securities of that series,

          (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities,

          (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

          (D) in Dollars all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

  and

    (2) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

  SECTION 603. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

    (1) default shall be made in the payment of any installment of interest on any Security or Coupon as and when the same shall become due and payable, and such default shall have continued for the period of grace provided for with respect to such Security or Coupon, as the case may be,

    (2) default shall be made in the payment of the principal of or premium, if any, on any Security as and when the same shall have become due and payable (subject to clause (3) below), whether at maturity of the Security or upon redemption or by declaration or otherwise, and such default shall have continued for any period of grace provided for with respect to such Security, or

    (3) default shall be made in the making of any payment for any sinking, purchase or analogous fund provided for in respect of any Security as and when the same shall become due and payable, and such default shall have continued for any period of grace provided for with respect to such Security, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities and Coupons, if any, the whole amount then due and payable on such Securities and Coupons, if any, for principal (and premium, if any) and interest, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue installments of interest, if any, at the rate or rates prescribed therefor in such Securities and Coupons, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

  If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and Coupons, if any, and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities and Coupons, if any, wherever situated.

  If an Event of Default with respect to Securities and Coupons, if any, of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities and/or Coupons of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

  SECTION 604. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

    (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

    (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 707.

  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities and/or Coupons or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

  SECTION 605. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities and Coupons, if any, may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons, if any, or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities and Coupons, if any, in respect of which such judgment has been recovered.

  SECTION 606. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and Coupons, if any, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

    FIRST: to the payment of all amounts due the Trustee under Section 707;

    SECOND: to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities and Coupons, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities and/or Coupons for principal (and premium, if any) and interest, if any, respectively; and

    THIRD: the balance, if any, to the Person or Persons entitled thereto.

  SECTION 607. Limitation on Suits. No Holder of Securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

    (1) an Event of Default with respect to Securities of such series shall have occurred and be continuing and such Holder has previously given written notice to the Trustee of such continuing Event of Default;

    (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or (6) of Section 601, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

    (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

    (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

    (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series or, in the case of an Event of Default specified in Clause (5) or (6) of Section 601, of all series (voting as a class) with respect to which such Event of Default has occurred and is continuing;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture (including without limitation the provisions of Section 612) to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

  SECTION 608. Unconditional Right of Holders To Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security or any Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 406) interest, if any, on such Security or Coupon on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

  SECTION 609. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

  SECTION 610. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and/or Coupons, if any, in the last paragraph of
Section 405, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

  SECTION 611. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities and/or Coupons to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to the provisions of Section 607, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

  SECTION 612. Control by Holders. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided that

    (1) such direction shall not be in conflict with any rule of law or with this Indenture.

    (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

    (3) subject to the provisions of Section 701, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Trust Officer or Officers of the Trustee, determine that the action so directed would involve the Trustee in personal liability or would be unduly prejudicial to Holders not joining in such direction.

  SECTION 613. Waiver of Past Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

    (1) in the payment of the principal of (or premium, if any) or interest, if any, on any Security of such series, or

    (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

  Upon any such waiver, such default shall cease to exist with respect to such series, and any Event of Default with respect to such series arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

  SECTION 614. Undertaking for Costs. All parties to this Indenture agree, and each Holder of a Security and/or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit in the manner and to the extent provided in Section 315(e) of the Trust Indenture Act, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Security or the payment of interest on any Coupon on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

  SECTION 615. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                    ARTICLE SEVEN

                     The Trustee

  SECTION 701. Certain Duties and Responsibilities. The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

  SECTION 702. Notice of Defaults. Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit to the Holders of Securities of such series notice as provided in Section 106 of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Trust Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; provided further that in the case of any default of the character specified in Section 601(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence of such default. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

  SECTION 703. Certain Rights of Trustee. Subject to the provisions of
Section 701 and subject to Sections 315(a) through (d) of the Trust Indenture
Act:

    (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

    (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

    (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

    (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

    (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

    (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document;

    (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or counsel, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or counsel appointed with due care (and, in the case of any agent, with the prior written consent of the Company; provided, however, that the Company's prior written consent shall not be required in connection with the appointment of an agent as a result of or in connection with a default or an Event of Default) by it hereunder; and

    (h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

  SECTION 704. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

  SECTION 705. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or warrants to purchase Securities and, subject to Sections 708 and 713, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

  SECTION 706. Money Held in Trust. Except as provided in Section 114, money held by the Trustee or any Paying Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

  SECTION 707. Compensation and Reimbursement. The Company agrees

    (1) to pay to the Trustee from time to time in Dollars such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

    (2) except as otherwise expressly provided herein, to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

    (3) to indemnify the Trustee in Dollars for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based upon, or measured or determined by, the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

  As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Securities.

  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 601(5) and Section 601(6), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. The provisions of this Section shall survive the termination of this Indenture.

  SECTION 708. Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of (i) being a trustee under this Indenture with respect to Securities of more than one series, or (ii) being a trustee under the indenture dated as of December 15, 1991, between the Company and State Street Bank and Trust Company (as successor to The First National Bank of Boston).

  SECTION 709. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee for each series of Securities hereunder which shall be either (1) a corporation or other Person organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal or State authority or (2) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as Trustee pursuant to a rule, regulation or order of the Commission, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees; in either case having a combined capital and surplus of at least $50,000,000. If such corporation or Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as trustee for the Securities of any series issued hereunder. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

  SECTION 710. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 711.

  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 711 shall not have been delivered to the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

  (d)  If at any time:

    (1) the Trustee shall fail to comply with Section 708 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of a series as to which the Trustee has a conflicting interest for at least six months, or

    (2) the Trustee for a series shall cease to be eligible under
  Section 709 and shall fail to resign after written request therefor by the Company or by any Holder of Securities of such series, or

    (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to the series, or, in its discretion, with respect to all Securities, or (ii) subject to Section 614, any Holder who has been a bona fide Holder of a Security for at least six months (and, in the case of Clause (1) above, who is a holder of a Security of a series as to which the Trustee has a conflicting interest) may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to the series, or in the case of clause
(3), with respect to all Securities and the appointment of a successor Trustee or Trustees.

  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more of or all such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and such successor Trustee or Trustees shall comply with the applicable requirements of Section 711. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 711, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 711, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

  (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by giving notice of such event to all Holders of Securities of such series as provided by Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

  SECTION 711. Acceptance of Appointment by Successor. (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees cotrustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

  SECTION 712. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, including the trust created by this Indenture, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

  SECTION 713. Preferential Collection of Claims Against Company. If and when the Trustee shall be or become a creditor of the Company (or of any other obligor upon the Securities or the Coupons, if any), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

  SECTION 714. Judgment Currency. If, for the purpose of obtaining a judgment in any court with respect to any obligation of the Company hereunder or under any Security or Coupon, it shall become necessary to convert into any other currency or currency unit any amount in the currency or currency unit due hereunder or under such Security or Coupon, then such conversion shall be made at the Conversion Rate (as defined below) as in effect on the date the Company shall make payment to any Person in satisfaction of such judgment. If pursuant to any such judgment, conversion shall be made on a date other than the date payment is made and there shall occur a change between such Conversion Rate and the Conversion Rate as in effect on the date of payment or distribution, the Company agrees to pay such additional amounts (if any) as may be necessary to ensure that the amount paid is the amount in such other currency or currency unit which, when converted at the Conversion Rate as in effect on the date of payment or distribution, is the amount then due hereunder or under such Security or Coupon. Any amount due from the Company under this Section 714 shall be due as a separate debt and is not to be affected by or merged into any judgment being obtained for any other sums due hereunder or in respect of any Security or Coupon so that in any event the Company's obligations hereunder or under such Security or Coupon will be effectively maintained as obligations in such currency or currency unit. In no event, however, shall the Company be required to pay more in the currency or currency unit stated to be due hereunder or under such Security or Coupon.

  For purposes of this Section 714, "Conversion Rate" shall mean, as of any date, for any currency or currency unit into which an amount due hereunder or under any Security or Coupon is to be converted, the noon buying rate in the other currency or currency unit for that currency or currency unit for cable transfers quoted in New York City on such date as certified for customs purposes by the Federal Reserve Bank of New York. If such rates are not available for any reason with respect to one or more currencies or currency units for which a Conversion Rate is required, the Exchange Rate Agent shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York as of the most recent available date, or quotations from one or more major banks in New York City or in the country of issue of the currency in question, or such other quotations as the Exchange Rate Agent shall deem appropriate. Unless otherwise specified by the Exchange Rate Agent, if there is more than one market for dealing in a currency or currency unit by reason of foreign exchange regulations or otherwise, the market to be used in respect of such currency or currency unit shall be that upon which a nonresident issuer of securities denominated in such currency or currency unit would, as determined in its sole discretion and without liability on the part of the Exchange Rate Agent, purchase such currency or currency unit in order to make payments in respect of such securities. If there does not exist a quoted exchange rate in any currency or currency unit (the "First Currency") for another currency unit (the "Second Currency"), then the Conversion Rate for the Second Currency shall be equal to equivalent amount in the First Currency obtained by converting the Specified Amount of each Component Currency of the Second Currency into the First Currency at the Conversion Rate (determined as provided above) for each such Component Currency on such date (or, if the First Currency is a currency unit for which there is no quoted exchange rate in any Component Currency, by converting the Specified Amount of each Component Currency of the Second Currency into the Specified Amount of each Component Currency of the First Currency at the Conversion Rate (determined as provided above) for each such Component Currency on such date).

  SECTION 715. Appointment of Authenticating Agent. The Company may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue or upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 405, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Trustee and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by Federal, state or District of Columbia authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

  Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent; provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent.

  An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Company may appoint a successor Authenticating Agent which shall be acceptable to the Trustee and shall mail, or cause to be mailed, written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

  The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

  If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

  This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

                         STATE STREET BANK AND TRUST COMPANY, as Trustee



                         By
                         -------------------------------
                            As Authenticating Agent


                         By
                         -------------------------------
                         Authorized [Officer] [Signatory]

     If all the Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a Place of Payment or other place where the Company wishes to have Securities of such series authenticated upon original issuance, the Company shall appoint in accordance with this Section an Authenticating Agent (which may be an Affiliate of the Company if eligible to be appointed as an Authenticating Agent hereunder) having an office in such Place of Payment or other place designated by the Company with respect to such series of Securities.

                    ARTICLE EIGHT

  Holders' Lists and Reports by Trustee and Company

  SECTION 801. Company To Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee:

    (a) semiannually, not later than January 15 and July 15 in each year, a list in such form as the Trustee may reasonably require and which shall comply with the requirements of the Trust Indenture Act, of the names and addresses of the Holders of each series of Registered Securities as of the preceding January 1 or July 1, as the case may be, and such information concerning the Holders of Bearer Securities which is known to the Company or any Paying Agent other than the Company; provided, however, that the Company and such Paying Agents shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon; and

    (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content, such list to be dated as of a date not more than 15 days prior to the time such list is furnished, and such information concerning the Holders of Bearer Securities which is known to the Company or any such Paying Agent; provided, however, that the Company and such Paying Agents shall have no obligation to investigate any matter relating to any Holder of a Bearer Security or a Coupon;

notwithstanding the foregoing subsections (a) and (b), at such times as the Trustee is the Security Registrar and Paying Agent with respect to a particular series of Securities, no such list shall be required to be furnished in respect of such series.

  SECTION 802.  Preservation of Information; Communications to Holders.
(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of each series contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders of each series received by the Trustee in any capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

  (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

  (c) Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

  SECTION 803. Reports by Trustee. (a) Within 60 days after May 15 of each year commencing with the May 15 occurring after the initial issuance of Securities hereunder, the Trustee shall transmit to the Holders of Securities, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, a brief report, dated as of such May 15, if required by
Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act and shall transmit to Holders, in the manner and to the extent provided in said Section 313(c), such other reports, if any, as may be required pursuant to the Trust Indenture Act.

  (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

     SECTION 804. Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and reports, and such summaries thereof and copies of portions thereof, as may be required pursuant to Section 314 of the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same shall be so required to be filed with the Commission.

                     ARTICLE NINE

    Consolidation, Merger, Conveyance or Transfer

  SECTION 901. Company May Consolidate, etc., Only on Certain Terms. The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

    (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any state or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, and premium, if any, and interest, if any, on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed;

    (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have occurred and be continuing; and

    (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

  SECTION 902. Successor Corporation Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall have theretofore become such in the manner prescribed in Section 901) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated.

                         ARTICLE TEN

                     Supplemental Indentures

  SECTION 1001. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

    (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

    (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

    (3) to add any additional Events of Default with respect to all or any series of the Securities (and, if such Event of Default is applicable to less than all series of Securities, specifying the series to which such Event of Default is applicable);

    (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons; to change or eliminate any restrictions on the payment of principal of or any premium or interest on Bearer Securities, to permit Bearer Securities to be issued in exchange for Bearer Securities of other authorized denominations; provided that any such addition or change shall not adversely affect the interests of the Holders of Securities of any series or any related Coupons in any material respect;

    (5) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is adversely affected by such change in or elimination of such provision;

    (6) to establish the form or terms of Securities of any series as permitted by Sections 202 and 301;

    (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
  Section 711(b);

    (8) if allowed under applicable laws and regulations, to permit payment in the United States of principal, premium or interest on Bearer Securities or Coupons, if any;

    (9) to provide for the issuance of uncertificated Securities of one or more series in addition to or in place of certificated Securities;

    (10) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein; or

    (11) to make any other provisions with respect to matters or questions arising under this Indenture; provided such other provisions as may be made shall not adversely affect the interests of the Holders of outstanding Securities of any series in any material respect.

  SECTION 1002. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected by such supplemental indenture (acting as one class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

    (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 602, or change any Place of Payment where, or the currency, currencies or currency unit or units in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or affect adversely the terms, if any, of conversion of any Security into stock or other securities of the Company or of any other corporation,

    (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture,

    (3) change any obligation of the Company, with respect to Outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in Section 1102 for such series, or

    (4) modify any of the provisions of this Section, Section 613 or
  Section 1107, except to increase any such percentage or to provide with respect to the Securities of any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of Outstanding Securities of such series (which provision may be made pursuant to Section 202 or Section 301, as the case may be, without the consent of any Holder) or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and Section 1107, or the deletion of this proviso, in accordance with the requirements of
  Section 711(b) and 1001(7).

  For purposes of this Section 1002, if the Securities of any series are issuable upon the exercise of warrants, each holder of an unexercised and unexpired warrant with respect to such series shall be deemed to be a Holder of Outstanding Securities of such series in the amount issuable upon the exercise of such warrant. For such purposes, the ownership of any such warrant shall be determined by the Company in a manner consistent with customary commercial practices. The Trustee for such series shall be entitled to rely on an Officers' Certificate as to the principal amount of Securities of such series in respect of which consents shall have been executed by holders of such warrants.

  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

  SECTION 1003. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive (in addition to the opinion which the Trustee is entitled to receive pursuant to
Section 202), and (subject to Section 701) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

  SECTION 1004. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

  SECTION 1005. Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

  SECTION 1006. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.



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




                       ARTICLE ELEVEN

                         Covenants

  SECTION 1101. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities and Coupons, if any, that it will duly and punctually pay the principal of (and premium, if any, on) and interest, if any, on the Securities and Coupons, if any, of that series in accordance with the terms of the Securities and Coupons, if any, of such series and this Indenture.

  SECTION 1102. Maintenance of Office or Agency. If Securities of a series are issuable only as Registered Securities, the Company will maintain in each Place of Payment for such series an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. If Securities of a series are issuable as both Registered or Bearer Securities or only as Bearer Securities, the Company will maintain (A) in the Borough of Manhattan, The City of New York, an office or agency where any Registered Securities of that series may be presented or surrendered for payment, where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange, where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served and where Bearer Securities of that series and related Coupons may be presented or surrendered for payment in the circumstances described in the proviso contained in the last sentence of this first paragraph of Section 1102 (and not otherwise), (B) subject to any laws or regulations applicable thereto, in a Place of Payment for that series which is located outside the United States, an office or agency where Securities of that series and related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Securities of that series pursuant to Section 1108); provided, however, that if the Securities of that series are listed on any stock exchange located outside the United States and such stock exchange shall so require, the Company will maintain a Paying Agent for the Securities of that series in any required city located outside the United States, so long as the Securities of that series are listed on such exchange, and (C) subject to any laws or regulations applicable thereto, in a Place of Payment for that series located outside the United States, an office or agency where any Registered Securities of that series may be surrendered for registration of transfer, where Securities of that series may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee and the Holders of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Securities of that series may be made and notices and demands may be made or served at the office or agency of the Company in the Borough of Manhattan, The City of New York, except that Bearer Securities of that series and the related Coupons may be presented and surrendered for payment (including payment of any additional amounts payable on Bearer Securities of that series pursuant to Section 1108) at the London office of the Trustee (or an agent with a London office appointed by the Trustee and acceptable to the Company), and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands. No payment of principal, premium or interest on Bearer Securities shall be made at any office or agency of the Company in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, that, if the Securities of a series are denominated and payable in Dollars, payment of principal of and any premium and interest on any Bearer Security (including any additional amounts payable on Securities of such series pursuant to Section 1108) shall be made at the office of the Company's Paying Agent in the Borough of Manhattan, The City of New York, if (but only if) payment in Dollars of the full amount of such principal, premium, interest or additional amounts, as the case may be, at all offices or agencies outside the United States maintained for the purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

  The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee and the Holders of any such designation or rescission and of any change in the location of any such other office or agency.

  SECTION 1103. Money for Securities Payments To Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any, on) or interest, if any, on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the principal (and premium, if any, on) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

  Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, at or prior to the opening of business on each due date of the principal of (and premium, if any, on) or interest, if any, on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

  The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

    (1) hold all sums held by it for the payment of the principal of (and premium, if any, on) or interest, if any, on Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

    (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any, on) or interest, if any, on the Securities of that series; and

    (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any, on) or interest, if any, on any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security and Coupons, if any, shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense and at the direction of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified herein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. All moneys payable to the Company by the Trustee or any Paying Agent as provided in the preceding sentence shall be paid to the Company on May 31 of each year.

  SECTION 1104. Restrictions on Secured Debt. The Company will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any Debt, whether or not evidenced by negotiable instruments or securities, secured after the date hereof by Mortgage on any Principal Property of the Company or any Restricted Subsidiary or any shares of Capital Stock of or Debt of any Restricted Subsidiary, without effectively providing that all the Securities Outstanding (together with, if the Company shall so determine, any other Debt of the Company or such Restricted Subsidiary then existing or thereafter created which is not subordinate to any of the Securities) shall be secured equally and ratably with (or, at the option of the Company, prior to) such secured Debt, so long as such secured Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt plus all Attributable Debt of the Company and its Restricted Subsidiaries with respect to sale and leaseback transactions to which Section 1105 is applicable would not exceed 10% of Consolidated Net Tangible Assets; provided, however, that this Section shall not apply to, and there shall be excluded from secured Debt in any computation under this Section, Debt secured by:

    (a) Mortgages on property of, or on any shares of Capital Stock of or Debt of, any corporation existing at the time such corporation becomes a Restricted Subsidiary;

    (b) Mortgages in favor of the Company or any Restricted Subsidiary;

    (c) Mortgages in favor of any governmental body to secure progress, advance or other payments pursuant to any contract or provisions of any statute;

    (d) Mortgages on property, shares of Capital Stock or Debt existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price thereof or construction thereon or to secure any Debt incurred prior to, at the time of, or within 180 days after the later of the acquisition of such property, shares of Capital Stock or Debt or the completion of construction for the purpose of financing all or any part of the purchase price thereof or construction thereon;

    (e) Mortgages securing obligations issued by a state, territory or possession of the United States, any political subdivision of any of the foregoing, or the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103 of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations; or

    (f) Any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (e), inclusive; provided, however, that such extension, renewal or replacement Mortgage shall be limited to all or part of the same property, shares of Capital Stock or Debt that secured the Mortgage so extended, renewed or replaced (plus improvements on such property).

  SECTION 1105. Restrictions on Sales and Leasebacks. The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any transaction after the date hereof with any bank, insurance company or other lender or investor, or to which any such bank, company, lender or investor is a party, providing for the leasing by the Company or a Restricted Subsidiary of any Principal Property which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such bank, company, lender or investor, or to any person to whom funds have been or are to be advanced by such bank, company, lender or investor on the security of such Principal Property (herein referred to as a "sale and leaseback transaction") unless, after giving effect thereto, the aggregate amount of all Attributable Debt with respect to all such transactions plus all secured Debt to which Section 1104 is applicable would not exceed 10% of Consolidated Net Tangible Assets. This covenant shall not apply, and there shall be excluded from Attributable Debt in any computation under this Section, Attributable Debt with respect to any sale and leaseback transaction if:

    (a) the lease in such sale and leaseback transaction is for a period, including renewal rights, of not in excess of three years; or

    (b) the Company or a Restricted Subsidiary, within 180 days after the sale or transfer shall have been made by the Company or by a Restricted Subsidiary, applies an amount equal to the greater of the net proceeds of the sale of the Principal Property so leased at the time of entering into such arrangement (as determined in a reasonable manner approved by the Board of Directors) (i) to the retirement of Securities or other Funded Debt of the Company ranking on a parity with or senior to all the Securities, or the retirement of the Funded Debt of a Restricted Subsidiary; provided, however, that the amount to be applied to the retirement of such Funded Debt of the Company or a Restricted Subsidiary shall be reduced by (x) the principal amount of any Securities, or other notes or debentures constituting such Funded Debt, delivered within such 180-day period to the trustee or other applicable trustee for retirement and cancelation and (y) the principal amount of such Funded Debt, other than items referred to in the preceding clause (x), voluntarily retired by the Company or a Restricted Subsidiary within 180 days after such sale; and provided, further, that, notwithstanding the foregoing, no retirement referred to in this clause (i) may be effected by payment at maturity or pursuant to any mandatory sinking fund payment or any mandatory prepayment provision, or (ii) to the purchase of other property which will constitute a Principal Property having a fair market value, in the opinion of the Board of Directors, at least equal to the fair market value of the Principal Property leased in such sale and leaseback transaction; or

    (c) such sale and leaseback transaction is entered into prior to, at the time of, or within 180 days after the later of the acquisition of the Principal Property or the completion of construction thereon; or

    (d) the lease in such sale and leaseback transaction secures or relates to obligations issued by a state, territory or possession of the United States, or any political subdivision of any of the foregoing, the District of Columbia, or any instrumentality of any of the foregoing to finance the acquisition or construction of property and on which the interest is not, in the opinion of tax counsel of recognized standing or in accordance with a ruling issued by the Internal Revenue Service, includible in gross income of the holder by reason of Section 103 of the Internal Revenue Code (or any successor to such provision) as in effect at the time of the issuance of such obligations; or

    (e) such sale and leaseback transaction is entered into between the Company and a Restricted Subsidiary or between Restricted Subsidiaries.

  SECTION 1106. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, stating that:

    (1) a review of the activities of the Company during such year and of performance under this Indenture has been made under such officer's supervision; and

    (2) to such officer's knowledge, based on such review, the Company has fulfilled all its obligations, and has complied with all conditions and covenants, under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant, specifying each such default known to him and the nature and status thereof. For purposes of this Section 1106, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

  SECTION 1107. Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1104 or Section 1105 if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities of all series affected thereby shall, by Act of such Holders (acting as one class), either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

  SECTION 1108. Additional Amounts. If the Securities of a series provide for the payment of additional amounts, the Company will pay to the Holder of any Security of such series or any related Coupon additional amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Security of any series or payment of any related Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of additional amounts provided for in this Section to the extent that, in such context, additional amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of additional amounts (if applicable) in any provisions hereof shall not be construed as excluding additional amounts in those provisions hereof where such express mention is not made.

  If the Securities of a series provide for the payment of additional amounts, at least 10 days prior to the first Interest Payment Date with respect to that series of Securities (or if the Securities of that series will not bear interest prior to Maturity, the first day on which a payment of principal and any premium is made), and at least 10 days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and the Company's Paying Agent or Paying Agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of and any premium or interest on the Securities of that series shall be made to Holders of Securities of that series or any related Coupons who are United States Aliens (as defined in such Securities) without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such Payments to such Holders of Securities or Coupons and the Company will pay to the Trustee or such Paying Agent the additional amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                    ARTICLE TWELVE

               Redemption of Securities

  SECTION 1201. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 202 or Section 301, as the case may be, for Securities of any series) in accordance with this Article.

  SECTION 1202. Election To Redeem; Notice to Trustee. If the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.



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




  SECTION 1203. Selection by Trustee of Securities To Be Redeemed. If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple of $1,000 in excess thereof, except as otherwise specified as contemplated by Section 202 or
Section 301, as the case may be) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series.

  The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

  SECTION 1204. Notice of Redemption. Notice of redemption shall be given not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, as provided in Section 106.

  Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that on the Redemption Date the Redemption Price will become due and payable upon each Security redeemed, that payment will be made upon presentation and surrender of the applicable Securities, that all Coupons, if any, maturing subsequent to the date fixed for redemption shall be void, that any interest accrued to the Redemption Date will be paid as specified in said notice, that the redemption is pursuant to the sinking fund, if such is the case, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of any series are to be redeemed, the notice of redemption shall specify the registration and, if any, CUSIP numbers of the Securities of such series to be redeemed, and, if only Bearer Securities of any series are to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities, the last date on which exchanges of Bearer Securities for Registered Securities not subject to redemption may be made. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security and any Coupons appertaining thereto, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof and with appropriate Coupons will be issued, or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holders, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

  SECTION 1205. Deposit of Redemption Price. On or before the opening of business on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money in the relevant currency (or a sufficient number of currency units, as the case may be) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

  SECTION 1206. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only at an office or agency located outside the United States (except otherwise provided in Section 1102) and, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, only upon presentation and surrender of Coupons for such interest; provided further that, unless otherwise specified as contemplated by Section 202 or
Section 301, as the case may be, installments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 406.

  If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that interest represented by Coupons shall be payable only at an office or agency located outside the United States (except as otherwise provided in Section 1102) and, unless otherwise specified as contemplated by Section 202 or Section 301, as the case may be, only upon presentation and surrender of those Coupons.

  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

  SECTION 1207. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities (with appropriate Coupons) of the same series and Stated Maturity, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered or, in the case of Registered Securities providing appropriate space for such notation, at the option of the Holder, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

                             ARTICLE THIRTEEN

                              Sinking Funds

   SECTION 1301. Applicability of Article. The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series, except as otherwise specified as contemplated by Section 202 or
Section 301, as the case may be, for Securities of such series.

  The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1302. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

  SECTION 1302. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities (including all unmatured Coupons appertaining thereto) of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such Securities have not been previously so credited. Such Securities shall be received and the outstanding principal amount thereof credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

  SECTION 1303. Redemption of Securities for Sinking Fund. Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to
Section 1302 and will also deliver to the Trustee any Securities (including all unmatured Coupons appertaining thereto) to be so delivered. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1203 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1204. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1206 and 1207.

                          ARTICLE FOURTEEN

                   Meetings of Holders of Securities

  SECTION 1401. Purposes for Which Meetings May Be Called. A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

  SECTION 1402. Call, Notice and Place of Meetings. (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1401, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London, as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 180 days prior to the date fixed for the meeting.

  (b) In case at any time the Company, by or pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in
Section 1401, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 20 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

  SECTION 1403. Persons Entitled To Vote at Meetings. To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be
(1) a Holder of one or more Outstanding Securities of such series or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

  SECTION 1404. Quorum; Action. The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1402(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened.

  Except as limited by the proviso to Section 1002, and subject to the provisions described in the next succeeding paragraph, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is equal to or less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of that series. Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the related Coupons, whether or not present or represented at the meeting.

  With respect to any consent, waiver or other action which this Indenture expressly provides may be given by the Holders of a specified percentage of Outstanding Securities of all series affected thereby (acting as one class), only the principal amount of Outstanding Securities of any series represented at a meeting or adjourned meeting duly reconvened at which a quorum is present, held in accordance with this Section, and voting in favor of such action, shall be counted for purposes of calculating the aggregate principal amount of Outstanding Securities of all series affected thereby favoring such action.

  SECTION 1405. Determination of Voting Rights; Conduct and Adjournment of Meetings. (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holder of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

  (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1402(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the outstanding Securities of such series represented at the meeting.

  (c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 (or the equivalent thereof) principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

  (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1402 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

  SECTION 1406. Counting Votes and Recording Action of Meetings. The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 1402 and, if applicable, Section 1404. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.



               __________________________

  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.



  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                         POLAROID CORPORATION,

                           by
                           -----------------------------------
                            Name:
                            Title:


                         STATE STREET BANK AND TRUST COMPANY, as Trustee,

                           by
                           ------------------------------------
                            Name:
                            Title:

COMMONWEALTH OF MASSACHUSETTS)
                          ) ss.:
COUNTY OF MIDDLESEX       )


  On the ___ day of _________, 1996, before me personally came _____________________, to me known, who, being by me duly sworn, did depose and say that he is a _______________ of POLAROID CORPORATION, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.



                         --------------------------------------------
                                 Notary Public
                         Name:
                         Notary Public, Commonwealth of Massachusetts
                         No.:
                         Qualified in:
                         Commission Expires:


COMMONWEALTH OF MASSACHUSETTS)
                          ) ss.:
COUNTY OF SUFFOLK         )


  On the ___ day of __________, 1996, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he is a _______________ of STATE STREET BANK AND TRUST COMPANY, a trust company described in and which executed the foregoing instrument; that he knows the seal of said trust company; that the seal affixed to said instrument is such seal; that it was so affixed by authority of the Board of Directors of said trust company; and that he signed his name thereto by like authority.


                         --------------------------------------------
                                 Notary Public
                         Name:
                         Notary Public, Commonwealth of Massachusetts
                         No.:
                         Qualified in:
                         Commission Expires:

                                                           Exhibit A.1

     If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "U.S. Depositary") or a nominee of the U.S. Depositary, this Note is a global Note and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment is made to CEDE & CO. or such other entity, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.

                              POLAROID CORPORATION

                           MEDIUM-TERM NOTE, SERIES A

                    (Due 9 months or more from date of issue)
                                  (Fixed Rate)

                                 [Form of Face]

     The following summary of terms is subject to the information set forth on the reverse hereof:

REGISTERED NO.                              ORIGINAL ISSUE DATE:
OPTIONAL REDEMPTION: [ ] YES [ ] NO         STATED MATURITY:
INITIAL REDEMPTION DATE:                    REDEMPTION PRICE, if applicable:
                                            Initially __% of Principal
                                            Amount and declining by __% of
                                            the Principal Amount on each
                                            anniversary of the Initial
                                            Redemption Date until the
                                            Redemption Price is 100% of the
                                            Principal Amount.
PRINCIPAL AMOUNT: $
SPECIFIED CURRENCY:
AUTHORIZED DENOMINATIONS (If other than
$1,000 and any integral multiple thereof):
OPTION TO ELECT PAYMENTS IN U.S. DOLLARS:
    [ ] YES  [ ] NO                         CUSIP NO.__
FORM:            [ ] BOOK ENTRY
                 [ ] CERTIFICATED
                                            OPTION TO ELECT REPAYMENT:
                                                 [ ]YES  [ ]NO
INTEREST RATE:                              OPTIONAL REPAYMENT DATES:
INTEREST PAYMENT DATE[S]:                   OPTIONAL REPAYMENT PRICES:
REGULAR RECORD DATE[S]:                     OPTIONAL INTEREST RESET:
                                                 [ ]YES  [ ]NO
U.S. DEPOSITARY:                            OPTIONAL EXTENSIONS OF MATURITY
                                                 [ ]YES  [ ]NO
EXCHANGE RATE AGENT:                        EXTENSION PERIOD:
AMORTIZING NOTE: [ ]YES  [ ]NO              NUMBER OF EXTENSION PERIODS:
                                            FINAL MATURITY DATE:
OTHER PROVISIONS:                           ANNEX ATTACHED  [ ]YES  [ ]NO
                                            (and incorporated by
                                             reference herein)

          POLAROID CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns the principal sum set forth above, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, on the Stated Maturity specified above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

          Interest will be paid on the Interest Payment Date or Dates shown above ("Interest Payment Dates"), commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below), at the rate per annum specified above, until the principal hereof is paid or made available for payment and on the Stated Maturity, and interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum set forth above. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date set forth above next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the related Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name this Note is registered on such next succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder (as defined in such Indenture) on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed (after receipt of notice from the Company of a proposed payment of defaulted interest) by the Trustee (as hereinafter defined), notice whereof shall be given to Holders of Notes not less than 10 days preceding such special record date or may be paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of interest may, at the option of the Company, be made by check mailed to the registered address of the person entitled thereto. Notwithstanding the foregoing, interest payable at maturity shall be payable to the person to whom the principal is payable. Interest on the Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Stated Maturity for this Note is a day that is not a Business Day, all payments to be made on such day will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delayed payment.

          Payments of interest to be paid in U.S. dollars (other than interest, and if this is an Amortizing Note, principal (if this is not a global Note) payable at the Stated Maturity) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register as of the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and, if this is an Amortizing Note, principal on this Note may be made by wire transfer of immediately available funds to an account maintained by such Holder with a bank located in the United States as designated by the Holder not less than 15 calendar days prior to the Interest Payment Date. If a Holder holds U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (including the same Interest Payment Dates) (or is the Holder of the equivalent thereof in a Specified Currency other than U.S. dollars), such Holder shall be entitled to receive payments of interest (other than at the Stated Maturity or upon earlier redemption or repayment) in U.S. dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

          The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. In the event that payment is so made in accordance with the instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on this Note. If this is not a global Note, payment of the principal, premium, if any, and interest payable at Maturity in respect of this Note will be paid in immediately available funds upon surrender of this Note accompanied by wire instructions at the principal office of the Trustee, provided that this Note is presented in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

          If this Note is a Book-Entry Note as specified above, while this
Note is represented by one or more Book-Entry Notes registered in the name of the U.S. Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the U.S. Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the U.S. Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures.

          If the Holder of this Note (as indicated above) is the U.S. Depositary or a nominee of the U.S. Depositary, this Note is a global Note and the following legend is applicable except as specified on the reverse hereof: UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE U.S. DEPOSITARY TO A NOMINEE OF THE U.S. DEPOSITARY OR BY A NOMINEE OF THE U.S. DEPOSITARY TO THE U.S. DEPOSITARY OR ANOTHER NOMINEE OF THE U.S. DEPOSITARY OR BY THE U.S. DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR U.S. DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR U.S. DEPOSITARY.

          Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.



Dated:                            POLAROID CORPORATION

                            By:______________________________
                               Name:
                               Title:

                            By:________________________________
                               Name:
                               Title:








TRUSTEE'S CERTIFICATE
OF AUTHENTICATION



This is one of the Securities
of the Series designated herein
issued under the within-mentioned
indenture.

STATE STREET BANK AND TRUST
COMPANY, as Trustee


By:_______________________________
      Authorized Signatory

                                [Form of Reverse]

                             POLAROID CORPORATION

                          MEDIUM-TERM NOTE, SERIES A
                                (Fixed Rate)



          SECTION 1. General. This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), constituting part of the series of Securities (as defined in the Indenture hereinafter referred to) designated on the face hereof (Securities of such series being herein called the "Securities of this series"), all issued or to be issued under an indenture dated as of November __, 1996 (the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Securities. The Securities of this series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, may be subject to different sinking, purchase or analogous funds and may otherwise vary as in the Indenture provided.

          SECTION 2. Events of Default. In case an Event of Default (as defined in the Indenture) with respect to the Securities of this series shall have occurred and be continuing, the principal hereof together with accrued interest thereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          SECTION 3. Supplemental Indentures. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series to be affected (acting as one class) to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Holders of the Securities or such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby, among other things, (i) change the fixed maturity of the principal of, or any installment of principal of or interest on, any Security;
(ii) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof; (iii) impair the right to institute suit for the enforcement of any such payment on or after the fixed maturity thereof (or, in the case of redemption, on or after the redemption date); (iv) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture;
(v) change any obligation of the Company, with respect to outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in the Indenture for such series; or (vi) modify any of the foregoing provisions or the provisions for the waiver of certain covenants and defaults, except to increase any applicable percentage of the aggregate principal amount of outstanding Securities the consent of the Holders of which is required or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of outstanding Securities of such series or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Securities of a series at the time outstanding may on behalf of the Holders of all the Securities of such series waive any past default under the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in respect of a covenant or provision which cannot be modified without the consent of the Holder of each outstanding Security of the series affected. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

          SECTION 4. Obligation of the Company Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

          SECTION 5. Discharge of Obligations. The Indenture permits the Company to discharge its obligations with respect to the Notes on the 91st day following the satisfaction of the conditions set forth in the Indenture, which include the deposit with the Trustee of money or U.S. Government Obligations or a combination thereof sufficient to pay and discharge each installment of principal of (including premium, if any, on) and interest, if any, on the outstanding Notes.

          SECTION 6. Consolidation or Merger of the Company. If the Company shall, in accordance with Section 901 of the Indenture, consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, the successor shall succeed to, and be substituted for, the Person named as the "Company" on the face of this Note, all on the terms set forth in the Indenture.

          SECTION 7. Authorized Denominations. The Notes are issuable in registered form without coupons in denominations of $1,000 or any integral multiple thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for an equal aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City and State of New York.

          SECTION 8. Redemption. If so specified on the face hereof, this Note may be redeemed at the option of the Company as a whole or from time to time in part, on or after the date designated as the Initial Redemption Date on the face hereof, at the redemption price specified on the face hereof, together with unpaid interest accrued on the principal amount hereof to be redeemed to the date of redemption, but interest installments that are due on or prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          SECTION 9. Registration of Transfer. Upon due presentment for registration of transfer of this Note at an office or agency of the Company for such registration, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          If this Note is a global Note (as specified on the face hereof), this Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Indenture. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

          SECTION 10. Owners. Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of the principal of, premium, if any, and interest on this Note, as herein provided, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

          SECTION 11. Waiver and Release of Liability. No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or role of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          SECTION 12. Payments. Interest on this Note will be payable on the Interest Payment Date or Interest Payment Dates as specified on the face hereof and, in either case, at Stated Maturity or earlier redemption or repayment.

          Interest payments on each Interest Payment Date or date of Maturity for this Note will include accrued interest from and including the Original Issue Date or from and including the last date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date or date of Maturity, as the case may be.

          Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth repayment information in respect of this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

          The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the Holder of this Note may (unless otherwise specified on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee for such Note not later than fifteen calendar days prior to the applicable payment date, except under the circumstances described below. Such election will remain in effect until revoked by written notice to such Trustee received not later than fifteen calendar days prior to the applicable payment date.

          The amount of any U.S. dollar payment in respect of this Note will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be an Agent (as such term is used in the
Distribution Agreement dated as of November   , 1996 relating to the Notes)
and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of such Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the registered Holders of such Notes by deductions from such payments.

          Except as set forth below, if payment in respect of this Note is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars; provided that the Company, at its option, may resume making payment in such currency once such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available market exchange rate for such currency or as otherwise indicated on the face hereof. Any payment in respect of this Note made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

          If payment in respect of this Note is required to be made in ECU and ECU are no longer used in the European Monetary System, then all payments in respect of this Note shall be made in U.S. dollars; provided that the Company, at its option, may resume making payments in ECU once ECU are again so used. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such payment is due.

          The equivalent of ECU in U.S. dollars as of any date shall be determined by the Trustee for this Note on the following basis. The component currencies of ECU for this purpose (the "Components") shall be the currency amounts that were components of ECU as of the last date on which ECU were used in the European Monetary System. The equivalent of ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by such Trustee or such Exchange Rate Agent, as the case may be, on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated on the face hereof.

          If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

          All determinations referred to above made by the Trustee or the Exchange Rate Agent, as the case may be, shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of this Note.

          All percentages resulting from any calculations under this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all currency or currency unit or dollar amounts used in or resulting from any such calculation in respect of this Note will be rounded to the nearest one-hundredth of a unit (with five one-thousandths being rounded upward) or nearest cent (with one-half cent being rounded upward), as the case may be.

          SECTION 13. Repayment. If so specified on the face hereof, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof together with interest accrued and unpaid thereon to the date of repayment. In order for this Note (if it is repayable at the option of the Holder) to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid). If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Note shall be irrevocable, except that a Holder who has tendered this Note for repayment may revoke any such tender for repayment by written notice to the Trustee received prior to the close of business on the tenth calendar day prior to the repayment date. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after such repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

          SECTION 14. Optional Interest Reset. If so specified on the face hereof, the interest rate on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Interest Reset Date"). The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to an Optional Interest Reset Date. If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to each Optional Interest Reset Date, by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Reset Notice") indicating (i) that the Company has elected to reset the interest rate, (ii) such new interest rate and (iii) the provisions, if any, for redemption during the period from such Optional Interest Reset Date to the next Optional Interest Reset Date or, if there is no such next Optional Interest Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

          Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Interest Reset Date, the Company may, at its option, revoke the interest rate provided for in the Reset Notice and establish a higher interest rate for the Subsequent Interest Period commencing on such Optional Interest Reset Date by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the interest rate is reset on an Optional Interest Reset Date will bear such higher interest rate, whether or not tendered for repayment as provided in the next paragraph.

          If the Company elects prior to an Optional Interest Reset Date to reset the interest rate of this Note, the Holder of this Note will have the option to elect repayment of this Note by the Company on such Optional Interest Reset Date at a price equal to the principal amount hereof plus interest accrued and unpaid thereon to such Optional Interest Reset Date. In order to obtain repayment on an Optional Interest Reset Date, the Holder must follow the procedures set forth under Section 13 for optional repayment except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 calendar days prior to such Optional Interest Reset Date. If the Holder has tendered this Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to such Optional Interest Reset Date.

          SECTION 15. Optional Extension of Maturity. If so specified on the face hereof, the Stated Maturity of this Note may be extended at the option of the Company for the period or periods of from one to five whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity Date") set forth on the face hereof.
The Company may exercise such option with respect to this Note by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Stated Maturity of this Note in effect prior to the exercise of such option (the "Original Stated Maturity Date"). If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to the Original Stated Maturity Date, by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note, a notice (the "Extension Notice") indicating (i) that the Company has elected to extend the Stated Maturity of this Note, (ii) the new Stated Maturity, (iii) the interest rate applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's sending of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Note will have the same terms as prior to the sending of such Extension Notice.

          Notwithstanding the foregoing, not later than 20 calendar days prior to the Original Stated Maturity Date of this Note, the Company may, at its option, revoke the interest rate provided for in the Extension Notice and establish a higher interest rate for the Extension Period by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such higher interest rate to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such higher interest rate for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

          If the Company elects to extend the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the Original Stated Maturity Date at a price equal to the principal amount hereof, plus interest accrued and unpaid thereon to such date. In order to obtain repayment on the Original Stated Maturity Date, the Holder must follow the procedures set forth under Section 13 for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 calendar days prior to the Original
Stated Maturity Date.   A Holder who has tendered this Note for repayment
following receipt of an Extension Notice may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the Original Stated Maturity Date.

          SECTION 16. Sinking Fund. This Note will not be subject to any sinking fund.

          SECTION 17. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the principal amount of this Note multiplied by the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the dollar amount determined pursuant to the preceding clause (a) and the principal amount hereof that has accreted at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or payment, but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

          SECTION 18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 19. Defined Terms. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Notes. "Business Day" means any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close; provided that with respect to a Specified Currency, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country of such Specified Currency (or in the case of ECUs, is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made).

OPTION TO ELECT REPAYMENT

           [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]


          The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at (i) the applicable Optional Repayment Price indicated on the face hereof, together with interest accrued and unpaid thereon to the date of repayment, if this Note is to be repaid pursuant to Section 13 of this Note, or (ii) 100% of the principal amount of this Note to be repaid plus interest accrued and unpaid thereon to the Optional Interest Reset Date, if this Note is to be repaid pursuant to Section 14 hereof, or to the Original Stated Maturity Date, if this Note is to be repaid pursuant to
Section 15 hereof. Specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof in excess thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):



_______________________________           ___________________________
Dated:_________________________           Signature
                                          Sign exactly as name appears
                                            on the front of this Note.


Principal amount to be repaid if          Indicate address where check
amount to be repaid is less than          is to be sent, if repaid:
the entire principal amount of
this Note (principal amount               ____________________________
remaining must be an authorized           ____________________________
denomination)

$______________________________

(which shall be an integral
multiple of $1,000 or, if the
Note is denominated in a currency
other than U.S. dollars, of an
amount equal to the integral
multiples referred to on the face          SOCIAL SECURITY OR OTHER TAXPAYER
hereof under "Authorized                   ID NUMBER
Denominations" (or, if no such             _____________________________
reference is made,
an amount equal to the minimum
Authorized Denomination)).

                               ABBREVIATIONS


           The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common


          UNIF GIFT MIN ACT                 Custodian
                           -----------------------------------------------
                           (Cust)                                  (Minor)

                                 Under Uniform Gifts to Minors Act
                           -----------------------------------------------
                                              (State)

          Additional abbreviations may also be used though not in the above list.


                               __________________

           FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE


      ______________________________________
     |______________________________________|



     __________________________________________________________________
     PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
     ASSIGNEE





     __________________________________________________________________
     the within Note and all rights thereunder, hereby irrevocably constituting and appointing _______________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


     Dated:________________            _________________________
                                       Signature
                                       Sign exactly as name appears
                                       on the front of this Note
                                      (SIGNATURE MUST BE GUARANTEED
                                       by a commercial bank, a trust
                                       company or by a member of the
                                       New York Stock Exchange which
                                       is a member of an approved
                                       signature guarantee medallion
                                       program pursuant to Securities
                                       and Exchange Commission Rule
                                       17Ad-15.)


     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN
              INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION
              OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                          Exhibit A.2

          If the registered owner of this Note (as indicated below) is The Depository Trust Company (the "U.S. Depositary") or a nominee of the U.S. Depositary, this Note is a global Note and the following legend is applicable: Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of CEDE & CO., or such other name as requested by an authorized representative of The Depository Trust Company, and any payment is made to CEDE & CO. or such other entity, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, CEDE & CO., has an interest herein.

                            POLAROID CORPORATION

                         MEDIUM-TERM NOTE, SERIES A

                   (Due 9 months or more from date of issue)
                               (Floating Rate)

                              [Form of Face]

            The following summary of terms is subject to the
                information set forth on the reverse hereof:

REGISTERED NO.                           ORIGINAL ISSUE DATE:
OPTIONAL REDEMPTION:  [ ]YES  [ ]NO      STATED MATURITY:
INITIAL REDEMPTION DATE:                 REDEMPTION PRICE, if applicable:
                                         Initially __% of Principal Amount
                                         and declining by __% of the
                                         Principal Amount on each
                                         anniversary of the Initial
                                         Redemption Date until the
                                         Redemption Price is 100% of
                                         the Principal Amount.
PRINCIPAL AMOUNT:
SPECIFIED CURRENCY:
AUTHORIZED DENOMINATIONS (If
other than $1,000 and any
integral multiple thereof):
OPTION TO ELECT PAYMENTS IN
  U.S. DOLLARS:  [ ]YES [ ]NO            CUSIP NO.
FORM: [ ] BOOK ENTRY
      [ ] CERTIFICATED                   OPTION TO ELECT
                                            REPAYMENT: [ ]YES [ ]NO
INTEREST RATE BASIS:                     OPTIONAL REPAYMENT DATES:
INDEX MATURITY:                          OPTIONAL REPAYMENT PRICES:
REGULAR RECORD DATES:                    OPTIONAL INTEREST RESET:
                                              [ ]YES [ ]NO
INITIAL INTEREST RATE:                   OPTIONAL INTEREST RESET DATES:

MAXIMUM INTEREST RATE:                   OPTIONAL EXTENSIONS OF
                                               MATURITY [ ]YES [ ]NO
MINIMUM INTEREST RATE:
SPREAD:                                  EXTENSION PERIOD:
SPREAD MULTIPLIER:                       NUMBER OF EXTENSION PERIODS:
RESET PERIOD:                            FINAL MATURITY DATE:
INTEREST RESET DATES:                    INDEXED NOTE
                                          (See attached Annex): [ ]YES [ ]NO
                                         OTHER PROVISIONS:

                                         ANNEX ATTACHED [ ]YES [ ]NO
                                         (and incorporated herein
                                         by reference)
INTEREST DETERMINATION DATES:
INTEREST PAYMENT DATES:

CALCULATION AGENT:

EXCHANGE RATE AGENT:

AMORTIZING NOTE:  [ ]YES  [ ]NO

U.S. DEPOSITARY:

        POLAROID CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns the principal sum set forth above, at the office or agency of the Company in Borough of Manhattan, The City and State of New York, on the Stated Maturity specified above, and to pay interest thereon from and including the Original Issue Date shown above or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, as the case may be.

          Interest will be paid on the Interest Payment Date or Dates shown above ("Interest Payment Dates"), at the rate per annum determined in accordance with the provisions on the reverse hereof, commencing with the first such Interest Payment Date next succeeding the Original Issue Date shown above (except as provided below) until the principal hereof is paid or made available for payment and on the Stated Maturity, and interest shall accrue on any overdue principal and on any overdue installment of interest (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum in effect from time to time with respect to this Note. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Regular Record Date set forth above next preceding such Interest Payment Date. The first payment of interest on any Note originally issued between a Regular Record Date and the related Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Person in whose name this Note is registered on such next succeeding Regular Record Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder (as defined in such Indenture) on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed (after receipt of notice from the Company of a proposed payment of defaulted interest) by the Trustee (as hereinafter defined), notice whereof shall be given to Holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of interest may, at the option of the Company, be made by check mailed to the registered address of the person entitled thereto. Notwithstanding the foregoing, interest payable at maturity shall be payable to the person to whom the principal is payable.

          Payments of interest to be paid in U.S. dollars (other than interest, and if this is an Amortizing Note, principal (if this is not a global Note) payable at the Stated Maturity) will be made by mailing a check to the Holder at the address of the Holder appearing in the Security Register as of the applicable Regular Record Date. Notwithstanding the foregoing, at the option of the Company, all payments of interest and, if this is an Amortizing Note, principal on this Note may be made by wire transfer of immediately available funds to an account maintained by such Holder with a bank located in the United States as designated by the Holder not less than 15 calendar days prior to the Interest Payment Date. If a Holder holds U.S. $10,000,000 or more in aggregate principal amount of Notes of like tenor and terms (including the same Interest Payment Dates) (or is the Holder of the equivalent thereof in a Specified Currency other than U.S. dollars), such Holder shall be entitled to receive payments of interest (other than at the Stated Maturity or upon earlier redemption or repayment) in U.S. dollars by wire transfer of immediately available funds, but only if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date.

          The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer, but not any tax, assessment or governmental charge imposed upon the Holder of this Note. In the event that payment is so made in accordance with the instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on this Note. If this is not a global Note, payment of the principal, premium, if any, and interest payable at Maturity in respect of this Note will be paid in immediately available funds upon surrender of this Note accompanied by wire instructions at the principal office of the Trustee, provided that this Note is presented in time for the Trustee to make such payments in such funds in accordance with its normal procedures.

          If this Note is a Book-Entry Note as specified above, while this
Note is represented by one or more Book-Entry Notes registered in the name of the U.S. Depositary or its nominee, the Company will cause payments of principal of, premium, if any, and interest on such Book-Entry Notes to be made to the U.S. Depositary or its nominee, as the case may be, by wire transfer to the extent, in the funds and in the manner required by agreements with, or regulations or procedures prescribed from time to time by, the U.S. Depositary or its nominee, and otherwise in accordance with such agreements, regulations and procedures.

          If the Holder of this Note (as indicated above) is the U.S. Depositary or a nominee of the U.S. Depositary, this Note is a global Note and the following legend is applicable except as specified on the reverse hereof: UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE U.S. DEPOSITARY TO A NOMINEE OF THE U.S. DEPOSITARY OR BY A NOMINEE OF THE U.S. DEPOSITARY TO THE U.S. DEPOSITARY OR ANOTHER NOMINEE OF THE U.S. DEPOSITARY OR BY THE U.S. DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR U.S. DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR U.S. DEPOSITARY.

          Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

          This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.


Dated:                               POLAROID CORPORATION



                                      By:__________________________
                                         Name:
                                         Title:


                                      By:___________________________
                                         Name:
                                         Title:






TRUSTEE'S CERTIFICATE
OF AUTHENTICATION



This is one of the Securities
of the Series designated herein
issued under the within-mentioned
indenture.

STATE STREET BANK AND TRUST
COMPANY, as Trustee


By:____________________________
      Authorized Signatory

                             [Form of Reverse]

                            POLAROID CORPORATION

                        MEDIUM-TERM NOTE, SERIES A
                              (Floating Rate)



          SECTION 1. General. This Note is one of a duly authorized issue of notes of the Company (herein called the "Notes"), constituting part of the series of Securities (as defined in the Indenture hereinafter referred to) designated on the face hereof (Securities of such series being herein called the "Securities of this series"), all issued or to be issued under an
indenture dated as of November   , 1996 (the "Indenture"), duly executed and
delivered by the Company to State Street Bank and Trust Company, as trustee (the "Trustee"), to which Indenture reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the Holders of the Securities. The Securities of this series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, may be subject to different sinking, purchase or analogous funds and may otherwise vary as in the Indenture provided.


          SECTION 2. Interest Rate Calculations; Payments. The interest rate on this Note will be equal to either (i) the interest rate calculated by reference to the specified Interest Rate Basis plus or minus the Spread, if any, or (ii) the interest rate calculated by reference to the specified Interest Rate Basis multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one-hundredth of a percentage point) specified on the face hereof as being applicable to this Note, and the "Spread Multiplier" is the percentage specified on the face hereof as being applicable to this Note. Set forth on the face hereof are the Interest Rate Basis and the Spread or Spread Multiplier, if any, and the maximum or minimum interest rate limitation, if any, applicable to this Note. Set forth on the face hereof are particulars as to the Calculation Agent (unless specified otherwise, State Street Bank and Trust Company (in such capacity, the "Calculation Agent")), Index Maturity, Original Issue Date, interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date set forth on the face hereof (the "Initial Interest Rate"), Interest Determination Dates, Interest Payment Dates, Regular Record Dates and Interest Reset Dates with respect to this Note.

          Except as provided below, interest on this Note will be payable (i) if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; (ii) if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; (iii) if this Note resets semi-annually, on the third Wednesday of each of two months of each year specified on the face hereof; and (iv) if this Note resets annually, on the third Wednesday of one month of each year specified on the face hereof (each such day being an "Interest Payment Date"), and in each case at Maturity. If any Interest Payment Date, other than Maturity, for this Note would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next day that is a Business Day, except that if this Note is a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. If the Maturity for this Note falls on a day that is not a Business Day, payment of principal, premium, if any, and interest with respect to this Note will be made on the next succeeding Business Day with the same force and effect as if made on the due date, and no additional interest shall be payable as a result of such delayed payment.

          The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (such period being the "Reset Period" for such Note, and the first day of each Reset Period being an "Interest Reset Date"), as specified on the face hereof. The Interest Reset Dates will be, if this Note resets daily, each Business Day; if this Note resets weekly (unless the Interest Rate Basis on the face hereof is the Treasury Rate), the Wednesday of each week; if this Note resets weekly and the Interest Rate Basis on the face hereof is the Treasury Rate, the Tuesday of each week, except as provided in the next succeeding paragraph; if this Note resets monthly (unless the Interest Rate Basis on the face hereof is the 11th District Cost of Funds Rate), the third Wednesday of each month; if this Note resets monthly and the Interest Rate Basis on the face hereof is the 11th District Cost of Funds Rate, the first calendar day of the month; if this Note resets quarterly, the third Wednesday of each March, June, September and December; if this Note resets semi-annually, the third Wednesday of the two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year specified on the face hereof. If the Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next day that is a Business Day, except that if the Interest Rate Basis on the face hereof is LIBOR, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. The interest rate in effect on each day will be (a) if such day is an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to such Interest Reset Date, or (b) if such day is not an Interest Reset Date, the interest rate with respect to the Interest Determination Date pertaining to the next preceding Interest Reset Date, subject in either case to any maximum or minimum interest rate limitation referred to on the face hereof and to any adjustment by a Spread or a Spread Multiplier referred to on the face hereof; provided, however, that the interest rate in effect for the period from and including the Original Issue Date to but excluding the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

          The interest rate for each Reset Period will be the rate determined by the Calculation Agent on the Calculation Date (as defined below) pertaining to the Interest Determination Date pertaining to the Interest Reset Date for such Reset Period. Unless otherwise specified on the face hereof, the "Interest Determination Date" pertaining to an Interest Reset Date for (a) a Commercial Paper Rate Note (the "Commercial Paper Interest Determination Date"), (b) a Federal Funds Rate Note (the "Federal Funds Interest Determination Date"), (c) a CD Rate Note (the "CD Interest Determination Date'), (d) a Prime Rate Note (the "Prime Interest Determination Date"), (e) a CMT Rate Note (the "CMT Interest Determination Date"), or (f) a Kenny Rate Note (the "Kenny Rate Interest Determination Date") will be the second Business Day prior to such Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for an 11th District Cost of Funds Rate Note (the "11th District Interest Determination Date") will be the last Business Day of the month immediately preceding such Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below). Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note (the "LIBOR Interest Determination Date") will be the second London Business Day immediately preceding such Interest Reset Date. Unless otherwise specified on the face hereof, the Interest Determination Date pertaining to an Interest Reset Date for a Treasury Rate Note (the "Treasury Interest Determination Date") will be the day of the week in which such Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as a result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Reset Period commencing in the next succeeding week. If an auction date shall fall on any Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the first Business Day immediately following such auction date. Unless otherwise specified on the face hereof, the "Calculation Date" pertaining to any Interest Determination Date shall be the earlier of (i) the tenth calendar day after the Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day, or (ii) the Business Day preceding the applicable Interest Payment Date or Maturity, as the case may be.

          As used herein, "Business Day" means, unless otherwise specified on the face hereof, any Monday, Tuesday, Wednesday, Thursday or Friday that in The City of New York is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if the Interest Rate Basis of this Note is LIBOR, is also a London Business Day; provided that with respect to a Specified Currency, such day is also not a day on which banking institutions are authorized or required by law, regulation or executive order to close in the principal financial center of the country of such Specified Currency (or in the case of ECUs, is not a day designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made). As used herein, "London Business Day" means any day (a) if the Designated LIBOR Currency is other than the ECU, on which dealings in deposits in such Designated LIBOR Currency are transacted in the London interbank market or (b) if the Designated LIBOR Currency is the ECU, that is not designated as an ECU Non-Settlement Day by the ECU Banking Association in Paris or otherwise generally regarded in the ECU interbank market as a day on which payments on ECUs shall not be made.

          "Index Maturity" means the period to maturity of the instrument or obligation on which the interest rate formula is based, as specified on the face hereof.

          Unless otherwise specified on the face hereof, if this Note is an Amortizing Note, payments with respect to this Note will be applied first to interest due and payable hereon and then to the reduction of the unpaid principal amount hereof. If this Note is an Amortizing Note, a table setting forth repayment information in respect of this Note will be provided to the original purchaser hereof and will be available, upon request, to subsequent Holders.

          Unless otherwise indicated on the face hereof, interest on this Note will accrue from and including the date of issue or from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or duly provided for, as the case may be, to but excluding the Interest Payment Date or the Maturity, as the case may be. Accrued interest is calculated by multiplying the face amount of this Note by an accrued interest factor. This accrued interest factor is computed by adding the interest factors calculated for each day from and including the date of issue, or from and including the last date to which interest has been paid or duly provided for, to but excluding the date for which accrued interest is being calculated. The interest factor for each such day (unless otherwise specified) is computed by dividing the interest rate applicable to such day by 360, in the case of Commercial Paper Rate Notes, CD Rate Notes, 11th District Cost of Funds Rate Notes, Federal Funds Rate Notes, LIBOR Notes and Prime Rate Notes, or by the actual number of days in the year, in the case of Treasury Rate Notes or CMT Rate Notes, or by 365 days in the case of Kenny Rate Notes.

          The Calculation Agent shall calculate the interest rate on this Note, as provided below. The Calculation Agent will, upon the request of the Holder of this Note, provide the interest rate then in effect and, if then determined, the interest rate which will become effective as a result of a determination made with respect to the most recent Interest Determination Date with respect to this Note. The Trustee shall act as the initial Calculation Agent for the Notes. For purposes of calculating the rate of interest payable on this Note, the Company will enter into an agreement with the Calculation Agent. The Calculation Agent's determination of any interest rate shall be final and binding in the absence of manifest error.

          Notwithstanding the determination of the interest rate as provided below, the interest rate on this Note for any interest period shall not be greater than the maximum interest rate, if any, or less than the minimum interest rate, if any, specified on the face hereof. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York or other applicable law, as the same may be modified by United States law of general application.

Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is Commercial Paper Rate, the interest rate determined with respect the Commercial Paper Rate Interest Determination Date shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on such Commercial Paper Rate Interest Determination Date.

          "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield (calculated as described below) of the rate on such date for commercial paper having the Index Maturity designated on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication of the Board of Governors ("H.15(519)") under the heading "Commercial Paper." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date shall be the Money Market Yield of the rate on such Commercial Paper Interest Determination Date for commercial paper having the Index Maturity designated on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Commercial Paper." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate for such Commercial Paper Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized securities rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate with respect to such Commercial Paper Interest Determination Date will be the Commercial Paper Rate in effect immediately prior to such Commercial Paper Interest Determination Date.

          "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the nearest one hundred-thousandth of a percent) calculated in accordance with the following formula:

                                           D x 360
             Money Market Yield =       ----------------      x 100
                                         360 - (D x M)


where "D" refers to the per annum rate for commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period for which accrued interest is being calculated.

Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is CD Rate, the interest rate determined with respect to the CD Interest Determination Date shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on such CD Interest Determination Date.

          "CD Rate" means, with respect to any CD Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity designated on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such CD Interest Determination Date, then the CD Rate with respect to such CD Interest Determination Date shall be the rate on such CD Interest Determination Date for negotiable certificates of deposit having the Index Maturity designated on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the CD Rate on such CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time, on such CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate with respect to such CD Interest Determination Date will be the CD Rate in effect immediately prior to such CD Interest Determination Date.

Determination of CMT Rate. If the Interest Rate Basis specified on the face hereof is CMT Rate, the interest rate determined with respect to the CMT Interest Determination Date shall be the CMT Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified on the face hereof, as determined on such CMT Interest Determination Date.

          "CMT Rate" means, with respect to any CMT Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption ". . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the applicable CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the Calculation Date pertaining to such CMT Interest Determination Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M., New York City time, on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

          "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as published in H.15(519)), for the purpose of displaying Treasury Constant Maturities as published in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

          "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either one, two, three, five, seven, ten, twenty or thirty years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be two years.

Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is Federal Funds Rate, the interest rate determined with respect to the Federal Funds Interest Determination Date shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such Federal Funds Interest Determination Date.

          "Federal Funds Rate" means, with respect to any Federal Funds Interest Determination Date, the rate on such date for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be the rate on such Federal Funds Interest Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 P.M., New York City time, on such Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate with respect to such Federal Funds Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean (each as rounded, if necessary, to the nearest one hundred-thousandth of a percent) of the rates as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate with respect to such Federal Funds Interest Determination Date will be the Federal Funds Rate in effect immediately prior to such Federal Funds Interest Determination Date.

Determination of 11th District Cost of Funds Rate. If the Interest Rate Basis specified on the face hereof is 11th District Cost of Funds Rate, the interest rate determined with respect to the 11th District Interest Determination Date shall be the 11th District Cost of Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such 11th District Interest Determination Date.

          "11th District Cost of Funds Rate" means, with respect to any 11th District Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding such 11th District Interest Determination Date as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 A.M., San Francisco time, on such 11th District Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related 11th District Interest Determination Date, the 11th District Cost of Funds Rate for such 11th District Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such 11th District Interest Determination Date, then the 11th District Cost of Funds Rate for such 11th District Interest Determination Date will be the 11th District Cost of Funds Rate then in effect on such 11th District Interest Determination Date.

Determination of Kenny Rate. If the Interest Rate Basis specified on the face hereof is Kenny Rate, the interest rate determined with respect to the Kenny Rate Interest Determination Date shall be the Kenny Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such Kenny Rate Interest Determination Date.

          "Kenny Rate" means, with respect to any Kenny Rate Interest Determination Date, the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index is, and shall be, based upon 30 day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (C) not subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any Kenny Rate Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate determined with respect to the LIBOR Interest Determination Date shall be LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such LIBOR Interest Determination Date.

          LIBOR will be determined by the Calculation Agent in accordance with the following provisions:

          (i) With respect to any LIBOR Interest Determination Date, LIBOR will be either: (a) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page (as defined below) by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following the LIBOR Interest Determination Date, which appear on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or (b) if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in the Designated LIBOR Currency (as defined below) having the Index Maturity designated on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, which appears on the Designated LIBOR Page specified on the face hereof as of 11:00 A.M. London time on that LIBOR Interest Determination Date. Notwithstanding the foregoing, if fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the specified Designated LIBOR Page with respect to LIBOR Reuters by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, whichever may be applicable, LIBOR in respect of the related LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in clause (ii) below.

          (ii) With respect to any LIBOR Interest Determination Date on which fewer than two offered rates appear on the Designated LIBOR Page with respect to LIBOR Reuters (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used), or if no rate appears on the Designated LIBOR Page with respect to LIBOR Telerate, as the case may be, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered rate quotation for deposits in the Designated LIBOR Currency (as defined below) for the period of the Index Maturity specified on the face hereof, commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, to prime banks in the London interbank market as of 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time. If at least two such quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR determined on such LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted as of 11:00 A.M. in the applicable Principal Financial Center (as defined below), on such LIBOR Interest Determination Date by three major banks in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading banks commencing on the second London Business Day immediately following such LIBOR Interest Determination Date, having the Index Maturity designated on the face hereof in a principal amount that is representative for a single transaction in such Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined on such LIBOR Interest Determination Date will be LIBOR in effect on such LIBOR Interest Determination Date.

          "Designated LIBOR Currency" means the currency (including a composite currency), if any, designated on the face hereof as the Designated LIBOR Currency. If no such currency is designated on the face hereof, the Designated LIBOR Currency shall be U.S. dollars.

          "Designated LIBOR Page" means either (a) the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Designated LIBOR Currency (if "LIBOR Reuters" is designated on the face hereof), or (b) the display on the Dow Jones Telerate Service for the purpose of displaying the London interbank rates of major banks for the applicable designated LIBOR Currency (if "LIBOR Telerate" is designated on the face hereof). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR for the applicable Designated LIBOR Currency will be determined as if LIBOR Telerate (and, if the U.S. dollar is the Designated LIBOR Currency, page 3750) had been chosen.

          "Principal Financial Center" means, unless otherwise specified on the face hereof, the capital city of the country that issues as its legal tender the Designated LIBOR Currency of this Note, except that with respect to U.S. dollars and ECUs, the Principal Financial Center shall be The City of New York and Brussels, respectively.

Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the interest rate determined with respect to the Prime Interest Determination Date shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such Prime Interest Determination Date.

          "Prime Rate" means, with respect to any Prime Interest Determination Date, the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 9:00 A.M., New York City time, on the Calculation Date pertaining to such Prime Interest Determination Date, then the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 Page as such bank's prime rate or base lending rate as in effect for that Prime Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 Page for the Prime Interest Determination Date, the Prime Rate with respect to such Prime Interest Determination Date shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Interest Determination Date by at least two of the three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two quotations are provided, the Prime Rate with respect to such Prime Interest Determination Date shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by Federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the appropriate number of substitute banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate with respect to such Prime Interest Determination Date will be the Prime Rate in effect immediately prior to such Prime Interest Determination Date. "Reuters Screen USPRIME1 Page" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rate Service (or such other page as may replace the USPRIME1 page on the service for the purpose of displaying the prime rate or base lending rate of major banks).

Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is Treasury Rate, the interest rate determined with respect to the Treasury Interest Determination Date shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, specified on the face hereof, as determined on such Treasury Interest Determination Date.

          "Treasury Rate" means, with respect to any Treasury Interest Determination Date, the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading, "Treasury bills -- auction average (investment)" or, if not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the average auction rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that such rate is not available by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, or if no such auction is held in a particular week, then the Treasury Rate with respect to such Treasury Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary U.S. government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity designated on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate with respect to such Treasury Interest Determination Date will be the Treasury Rate in effect immediately prior to such Treasury Interest Determination Date.

          The Calculation Agent shall calculate the interest rate on this
Note in accordance with the foregoing as soon as practicable after the Interest Determination Date.

          The principal of and any premium and interest on this Note are payable by the Company in the Specified Currency for this Note. If the Specified Currency for this Note is other than U.S. dollars, the Company will (unless otherwise specified on the face hereof) arrange to convert all payments in respect of this Note into U.S. dollars in the manner described in the following paragraph. If this Note has a Specified Currency other than U.S. dollars, the holder of this Note may (unless otherwise specified on the face hereof) elect to receive all payments in respect of this Note in the Specified Currency by delivery of a written notice to the Trustee for such Note not later than fifteen calendar days prior to the applicable payment date, except under the circumstances described below. Such election will remain in effect until revoked by written notice to such Trustee received not later than fifteen calendar days prior to the applicable payment date.

          The amount of any U.S. dollar payment in respect of this Note will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be an Agent (as such term is used in the Distribution Agreement dated November , 1996 relating to the Notes) and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such payment date, of the aggregate amount of such Specified Currency payable on such payment date in respect of all Notes denominated in such Specified Currency. All currency exchange costs will be borne by the registered Holders of such Notes by deductions from such payments.

          Except as set forth below, if payment in respect of this Note is required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of this Note shall be made in U.S. dollars; provided that the Company, at its option, may resume making payments in such currency once such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available market exchange rate for such currency or as otherwise indicated on the face hereof. Any payment in respect of this Note made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

          If payment in respect of this Note is required to be made in ECU and ECU are no longer used in the European Monetary System, then all payments in respect of this Note shall be made in U.S. dollars; provided that the Company, at its option, may resume making payments in ECU once ECU are again so used. The amount of each payment in U.S. dollars shall be computed on the basis of the equivalent of ECU in U.S. dollars, determined as described below, as of the second Business Day prior to the date on which such payment is due.

          The equivalent of ECU in U.S. dollars as of any date shall be determined by the Trustee for this Note on the following basis. The component currencies of ECU for this purpose (the "Components") shall be the currency amounts that were components of ECU as of the last date on which ECU were used in the European Monetary System. The equivalent of ECU in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Components. The U.S. dollar equivalent of each of the Components shall be determined by such Trustee or such Exchange Rate Agent, as the case may be, on the basis of the most recently available Market Exchange Rates for such Components or as otherwise indicated on the face hereof.

          If the official unit of any component currency is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

          All determinations referred to above made by the Trustee or the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

          All percentages resulting from any calculations under this Note will be rounded, if necessary, to the nearest one hundred thousandth of a percentage point (with five one-millionths of a percentage point being rounded upward) and all currency or currency unit or dollar amounts used in or resulting from any such calculation in respect of the Notes will be rounded to the nearest one-hundredth of a unit (with five one-thousandths being rounded upward) or nearest cent (with one-half cent being rounded upward), as the case may be.

          SECTION 3. Supplemental Indentures. The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series to be affected (acting as one class) to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or modifying in any manner the rights of the Holders of the Securities or such series; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby , among other things, (i) change the fixed maturity of the principal of, or any installment of principal of or interest on, any Security;
(ii) reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof; (iii) impair the right to institute suit for the enforcement of any such payment on or after the fixed maturity thereof (or, in the case of redemption, on or after the redemption date); (iv) reduce the percentage in principal amount of the outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture;
(v) change any obligation of the Company, with respect to outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in the Indenture for such series; or (vi) modify any of the foregoing provisions or the provisions for the waiver of certain covenants and defaults, except to increase any applicable percentage of the aggregate principal amount of outstanding Securities the consent of the Holders of which is required or to provide with respect to any particular series the right to condition the effectiveness of any supplemental indenture as to that series on the consent of the Holders of a specified percentage of the aggregate principal amount of outstanding Securities of such series or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby. It is also provided in the Indenture that the Holders of a majority in aggregate principal amount of the Securities of a series at the time outstanding may on behalf of the Holders of all the Securities of such series waive any past default under the Indenture with respect to such series and its consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in respect of a covenant or provision which cannot be modified without the consent of the Holder of each outstanding Security of the series affected. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

          SECTION 4. Obligation of the Company Absolute. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

          SECTION 5. Discharge of Obligations. The Indenture permits the Company to discharge its obligations with respect to the Notes on the 91st day following the satisfaction of the conditions set forth in the Indenture, which include the deposit with the Trustee of money or U.S. Government Obligations or a combination thereof sufficient to pay and discharge each installment of principal of (including premium, if any, on) and interest, if any, on the outstanding Notes.

          SECTION 6. Consolidation or Merger of the Company. If the Company shall, in accordance with Section 901 of the Indenture, consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, the successor shall succeed to, and be substituted for, the Person named as the "Company" on the face of this Note, all on the terms set forth in the Indenture.

          SECTION 7. Authorized Denominations. The Notes are issuable in registered form without coupons in denominations of $1,000 or any integral multiple thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of any service charge, Notes may be exchanged for an equal aggregate principal amount of Notes of other authorized denominations at the office or agency of the Company maintained for such purpose in the Borough of Manhattan, The City and State of New York.

          SECTION 8. Registration of Transfer. Upon due presentment for registration of transfer of this Note at the office or agency of the Company for such registration, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

          If this Note is a global Note (as specified on the face hereof), this Note is exchangeable for certificated Notes only upon the terms and conditions provided in the Indenture. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

          SECTION 9. Owners. Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered Holder hereof as the owner of this Note (whether or not this Note shall be overdue) for the purpose of receiving payment of the principal of, premium, if any, and interest on this Note, as herein provided, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All payments made to or upon the order of such registered Holder shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for moneys payable on this Note.

          SECTION 10. Waiver and Release of Liability. No recourse for the payment of the principal of, premium, if any, or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or role of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          SECTION 11. Redemption. If so specified on the face hereof, this Note may be redeemed at the option of the Company as a whole or from time to time in part, on or after the date designated as the Initial Redemption Date on the face hereof, at the redemption price specified on the face hereof, together with unpaid interest accrued on the principal amount hereof to be redeemed to the date of redemption, but interest installments that are due on or prior to the date of redemption will be payable to the Holder of this Note of record at the close of business on the relevant Regular Record Date referred to on the face hereof, all as provided in the Indenture. The Company may exercise such option by causing the Trustee to mail a notice of such redemption at least 30 but not more than 60 calendar days prior to the date of redemption, subject to all the provisions and conditions of the Indenture. In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          SECTION 12. Repayment. If so specified on the face hereof, this Note will be repayable prior to Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof together with interest accrued and unpaid thereon to the date of repayment. In order for this Note (if it is repayable at the option of the Holder) to be repaid prior to Stated Maturity, the Paying Agent must receive at least 30 but not more than 45 calendar days prior to an Optional Repayment Date (i) this Note with the form below entitled "Option to Elect Repayment" duly completed or (ii) a telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Note, the principal amount of this Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of this Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that this Note with the form below entitled "Option to Elect Repayment" duly completed will be received by the Paying Agent not later than five Business Days after the date of such telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid). If the procedure described in clause (ii) of the preceding sentence is followed, this Note with such form duly completed must be received by the Trustee by such fifth Business Day. Exercise of the repayment option by the Holder of this Note shall be irrevocable, except that a Holder who has tendered this Note for repayment may revoke any such tender for repayment by written notice to the Trustee received prior to the close of business on the tenth calendar day prior to the repayment date. The repayment option may be exercised by the Holder of this Note for less than the entire principal amount of this Note provided that the principal amount of this Note remaining outstanding after such repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued in the name of the Holder of this Note.

          SECTION 13. Optional Interest Reset. If so specified on the face hereof, the Spread or the Spread multiplier on this Note may be reset by the Company on the date or dates specified on the face hereof (each an "Optional Interest Reset Date"). The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to an Optional Interest Reset Date. If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to each Optional Interest Reset Date, by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note a notice (the "Reset Notice") indicating (i) that the Company has elected to reset the Spread or the Spread Multiplier, (ii) such new Spread or Spread Multiplier and (iii) the provisions, if any, for redemption during the period from such Optional Interest Reset Date to the next Optional Interest Reset Date or, if there is no such next Optional Interest Reset Date, to the Stated Maturity of this Note (each such period a "Subsequent Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

          Notwithstanding the foregoing, not later than 20 calendar days prior to an Optional Interest Reset Date, the Company may, at its option, revoke the Spread and/or the Spread Multiplier provided for in the Reset Notice and establish a Spread and/or Spread Multiplier resulting in a higher interest rate for the Subsequent Interest Period commencing on such Optional Interest Reset Date by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such Spread and/or Spread Multiplier resulting in a higher interest rate to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Spread and/or the Spread Multiplier is reset on an Optional Interest Reset Date will bear such Spread and/or Spread Multiplier resulting in a higher interest rate, whether or not tendered for repayment as provided in the next paragraph.

          If the Company elects prior to an Optional Interest Reset Date to reset the Spread and/or Spread Multiplier of this Note, the Holder of this Note will have the option to elect repayment of this Note by the Company on such Optional Interest Reset Date at a price equal to the principal amount hereof plus interest accrued and unpaid thereon to such Optional Interest Reset Date. In order to obtain repayment on an Optional Interest Reset Date, the Holder must follow the procedures set forth under Section 12 for optional repayment except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 calendar days prior to such Optional Interest Reset Date. If the Holder has tendered this Note for repayment following receipt of a Reset Notice, the Holder may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to such Optional Interest Reset Date.

          SECTION 14. Optional Extension of Maturity. If so specified on the face hereof, the Stated Maturity of this Note may be extended at the option of the Company for the period or periods of from one to five whole years specified on the face hereof (each an "Extension Period") up to but not beyond the date (the "Final Maturity Date") set forth on the face hereof.
The Company may exercise such option with respect to this Note by notifying the Trustee of such exercise at least 45 but not more than 60 calendar days prior to the Stated Maturity of this Note in effect prior to the exercise of such option (the "Original Stated Maturity Date"). If the Company so notifies the Trustee of such exercise, the Trustee will send, not later than 40 calendar days prior to the Original Stated Maturity Date, by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) to the Holder of this Note, a notice (the "Extension Notice") indicating (i) that the Company has elected to extend the Stated Maturity of this Note, (ii) the new Stated Maturity, (iii) the Spread and/or Spread Multiplier applicable to the Extension Period and (iv) the provisions, if any, for redemption during such Extension Period, including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Extension Period. Upon the Trustee's sending of the Extension Notice, the Stated Maturity of this Note shall be extended automatically and, except as modified by the Extension Notice and as described in the next two paragraphs, this Note will have the same terms as prior to the sending of such Extension Notice.

          Notwithstanding the foregoing, not later than 20 calendar days prior to the Original Stated Maturity Date of this Note, the Company may, at its option, revoke the Spread and/or Spread Multiplier provided for in the Extension Notice and establish a Spread and/or Spread Multiplier resulting in a higher interest rate for the Extension Period by causing the Trustee to send by telegram, telex, facsimile transmission, hand delivery or letter (first class, postage prepaid) notice of such Spread and/or Spread Multiplier resulting in a higher interest rate to the Holder of this Note. Such notice shall be irrevocable. All Notes with respect to which the Stated Maturity is extended will bear such Spread and/or Spread Multiplier resulting in a higher interest rate for the Extension Period, whether or not tendered for repayment as provided in the next paragraph.

          If the Company elects to extend the Stated Maturity of this Note, the Holder will have the option to elect repayment of this Note by the Company on the Original Stated Maturity Date at a price equal to the principal amount hereof, plus interest accrued and unpaid thereon to such date. In order to obtain repayment on the Original Stated Maturity Date, the Holder must follow the procedures set forth under Section 12 for optional repayment, except that the period for delivery or notification to the Trustee shall be at least 25 but not more than 35 calendar days prior to the Original Stated Maturity Date. A Holder who has tendered this Note for repayment following receipt of an Extension Notice may revoke such tender for repayment by written notice to the Trustee received prior to 5:00 P.M., New York City time, on the tenth calendar day prior to the Original Stated Maturity Date.

          SECTION 15. Sinking Fund. This Note will not be subject to any sinking fund.

          SECTION 16. Original Issue Discount Notes. Notwithstanding anything herein to the contrary, if this Note is an Original Issue Discount Note, the amount payable in the event the principal amount hereof is declared to be due and payable immediately by reason of an Event of Default or in the event of redemption or repayment prior to the Stated Maturity hereof in lieu of the principal amount due at the Stated Maturity hereof shall be the Amortized Face Amount of this Note as of the date of declaration, redemption or repayment, as the case may be. The "Amortized Face Amount" of this Note shall be the amount equal to (a) the principal amount of this Note multiplied by the Issue Price (as set forth on the face hereof) plus (b) that portion of the difference between the dollar amount determined pursuant to the preceding clause (a) and the principal amount hereof that has accreted at the Yield to Maturity (as set forth on the face hereof) (computed in accordance with generally accepted United States bond yield computation principles) to such date of declaration, redemption or payment, but in no event shall the Amortized Face Amount of this Note exceed its principal amount.

          SECTION 17. Events of Default. In case an Event of Default (as defined in the Indenture) with respect to the Securities of this series shall have occurred and be continuing, the principal hereof together with accrued interest thereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

          SECTION 18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 19. Defined Terms. All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture; and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Notes.

                      OPTION TO ELECT REPAYMENT

          [To be completed only if this Note is repayable at the option of the Holder and the Holder elects to exercise such rights]


          The undersigned owner of this Note hereby irrevocably elects to have the Company repay the principal amount of this Note or portion hereof below designated at (i) the applicable Optional Repayment Price indicated on the face hereof, together with interest accrued and unpaid thereon to the date of repayment, if this Note is to be repaid pursuant to Section 12 of this Note, or (ii) 100% of the principal amount of this Note to be repaid plus interest accrued and unpaid thereon to the Optional Interest Reset Date, if this Note is to be repaid pursuant to Section 13 hereof, or to the Original Stated Maturity Date, if this Note is to be repaid pursuant to
Section 14 hereof. Specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof in excess thereof or, if the Note is denominated in a currency other than U.S. dollars, an Authorized Denomination) of the Note or Notes to be issued to the Holder for the portion of the within Note not being repaid (in the absence of any specification, one such Note will be issued for the portion not being repaid):


______________________________
Dated:________________________          ___________________________
                                        Signature
                                        Sign exactly as name appears on
                                        the front of this Note.

Principal amount to be repaid           Indicate address where check is
if amount to be repaid is less          to be sent, if repaid:
than the entire principal amount
of this Note (principal amount
remaining must be an authorized
 denomination)

$______________________________




(which shall be an integral
multiple of $1,000 or, if the
Note is denominated in a                SOCIAL SECURITY OR OTHER
currency other than U.S. dollars,       TAXPAYER ID NUMBER
of an amount equal to the integral      ___________________________
 multiples referred to on the face
 hereof under "Authorized
Denominations" (or, if no such
reference is made, an amount
equal to the minimum Authorized
Denomination)).

                               ABBREVIATIONS


       The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as through they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT                            Custodian
                              ----------------------------------------
                              (Cust)                            (Minor)

                                   Under Uniform Gifts to Minors Act
                               ----------------------------------------
                                               (State)

        Additional abbreviations may also be used though not in the above list.


                      _______________________

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


           _____________________________________
          |_____________________________________|




___________________________________________________________________________
PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE





___________________________________________________________________________
the within Note and all rights thereunder, hereby irrevocably constituting and appointing __________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.


Dated:_____________________        _____________________________
                                   Signature
                                   Sign exactly as name appears on the
                                   front of this Note (SIGNATURE MUST
                                   BE GUARANTEED by a commercial bank,
                                   a trust company or by a member of
                                   the New York Stock Exchange which is
                                   a member of an approved signature
                                   guarantee medallion program pursuant
                                   to Securities and Exchange Commission
                                   Rule 17Ad-15.)


 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                                           Exhibit A.3


                                             (Form of Fixed Rate
                                              Security with and without
                                              Optional Redemption Provision)

(Form of Face of [Note] 1/ )

  [Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.] 2/

No.:


                  POLAROID CORPORATION
                   % [Note] Due


No.:                          CUSIP No.:
                                 $

  POLAROID CORPORATION, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to or registered assigns, the principal sum of
Dollars, at the office or agency of the Company designated for such purpose,
on                , in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payments of public and private debts, and to pay interest, semi-annually on
and                         of each year, on said principal sum at said
office or agency, in like coin or currency, at the rate of                 %
per annum, from the               or the                 , as the case may
be, next preceding the date of this [Note] to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this [Note], or unless no interest has been paid on the
[Notes] due       (as defined on the reverse hereof), in which case from
until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after
or                            as the case may be, and before the following
or                               , this [Note] shall bear interest from such
or                              , provided, however, that if the Company
shall default in the payment of interest due on such                       or
, then this [Note] shall bear interest from the next preceding
or                          to which interest has been paid, or, if no
interest has been paid on the [Notes] due     ,from
 .  The interest so payable on any                                   or
will subject to certain exceptions


__________________________________
     1/ Bracketed references to "Note" or "Notes" should be changed to reflect the designation of the series of Securities being issued.
      2/ The bracketed language is to be included if the Securities are included within DTC's book-entry system.

provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this [Note] is registered at the close of business on
such                                     or                       ,  as the
case may be, next preceding such                        or
, unless the Company shall default in the payment of interest due on such interest payment date, in which case such defaulted interest, at the option of the Company, may be paid to the person in whose name this [Note] is registered at the close of business on a special record date for the payment of such defaulted interest established by notice to the registered holders of [Notes] not less than 10 days preceding such special record date or may be paid in any other lawful manner not inconsistent with the requirements of any
securities exchange on which the [Notes] due     may be listed.  Payment of
interest may, at the option of the Company, be made by check mailed to the registered address of the person entitled thereto.

  Reference is made to the further provisions of this [Note] set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

  This [Note] shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.


  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated:                           POLAROID CORPORATION


                                 by__________________________________

  TRUSTEE'S CERTIFICATE
   OF AUTHENTICATION

    This is one of the Securities of the
Series designated herein issued under the
 within-mentioned Indenture.     by__________________________________


STATE STREET BANK AND TRUST COMPANY,
as Trustee

by
  _____________________________________
  Authorized Signatory

(Form of Reverse of [Note])

     This [Note] is one of a duly authorized issue of unsecured debentures, notes or other evidences of indebtedness of the
Company (hereinafter called the "Securities), of the series
hereinafter specified, all issued or to be issued under an
indenture dated as of November [  ], 1996 (hereinafter called the
"Indenture"), duly executed and delivered by the Company to
State Street Bank and Trust Company, a trust company
duly organized and existing under the laws of the
Commonwealth of Massachusetts, as trustee (hereinafter called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights and duties thereunder of the Trustee, the Company and the holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, may be subject to different sinking, purchase or analogous funds, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture
provided.  This [Note] is one of a series designated as the       % [Notes] due
of the Company (hereinafter called the "[Notes] due     ") issued under the
Indenture, limited in aggregate principal amount to $                     .

     In case an Event of Default with respect to the [Notes] due     ,
as defined in the Indenture, shall have occurred and be continuing, the principal hereof together with interest accrued thereon, if any, may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company
and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding of all series to be affected (acting as one class) to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or
modifying in any manner the rights of the holders of the Securities of such series to be affected; provided, however, that no such supplemental indenture shall, among other things, (i) change the fixed maturity of the principal of, or any installment of principal of or interest on, any Security; (ii) reduce the principal
amount thereof or the rate of interest thereon or any
premium payable upon the redemption thereof; (iii) impair
the right to institute suit for the enforcement of any
such payment on or after the fixed maturity thereof (or, in
the case of redemption, on or after the redemption date);
(iv) reduce the percentage in principal amount of the
outstanding Securities of any series, the consent of
whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver (of compliance with certain provisions of the Indenture or certain defaults thereunder and their consequences) provided for in the Indenture; (v) change any obligation of the Company, with respect to outstanding Securities of a series, to maintain an office or agency in the places and for the purposes specified in the Indenture for such series; or (vi) modify any of the foregoing provisions or the provisions for the waiver of certain covenants and defaults, except to increase any applicable percentage of the aggregate principal amount of outstanding Securities the consent
of the holders of which is required or to provide with
respect to any particular series the right to condition
the effectiveness of any supplemental indenture as to that
series on the consent of the holders of a specified percentage of the aggregate principal amount of outstanding Securities of such series or to provide that certain other provisions of the
Indenture cannot be modified or waived without the consent
of the holder of each outstanding Security affected thereby.
It is also provided in the Indenture that the holders of
a majority in aggregate principal amount of the Securities
of a series at the time outstanding may on behalf of the holders of all the Securities of such series waive any past default
under the Indenture with respect to such series and its
consequences, except a default in the payment of the principal of, premium, if any, or interest, if any, on any Security of such series or in respect of a covenant or provision which
cannot be modified without the consent of the Holder of
each outstanding Security of the series affected.  Any
such consent or waiver by the holder of this [Note]
shall be conclusive and binding upon such holder and upon
all future holders and owners of the [Note] and any
[Notes] due     which may be issued in exchange or substitution
herefor, irrespective of whether or not any notation thereof is made
upon this [Note] or such other [Notes] due     .

     No reference herein to the Indenture and no provision of this [Note] or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this [Note] at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     The Indenture permits the Company to Discharge its obligations with respect
to the [Notes] due      on the first day following the satisfaction of the
conditions set forth in the Indenture, which include the irrevocable deposit with the Trustee of money or U.S. Government Obligations or a combination thereof sufficient to pay and discharge each installment of principal of  (including premium, if any, on)
and interest, if any, on the outstanding [Notes] due     .

     If the Company shall, in accordance with Section 901 of the Indenture, consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, the successor shall succeed to, and be substituted for, the Person named as the "Company" on the face of this [Note], all on the terms set forth in the Indenture.

     The [Notes] due      are issuable in registered form without coupons in
denominations of $1,000 or any integral multiple thereof. In the manner and subject to the limitations provided in the Indenture, but without the payment of
any service charge, [Notes] due      may be exchanged for an equal aggregate
principal amount of [Notes] due      of other authorized denominations at the
office or agency of the Company maintained for such purpose in the Borough of Manhattan, the City and State of New York.

     [The [Notes] due       may be redeemed as a whole, or from time to time in
part, at the option of the Company at any time upon mailing a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for
redemption to the holders of the [Notes] due      at their last registered
addresses, all as provided in the Indenture, at the following optional redemption prices (expressed in percentages of the principal amount), together in each case with accrued interest to the date fixed for redemption.

     If redeemed during the twelve-month period beginning

      Year                    Percentage


                                  ] 3/



____________________________

3/ Bracketed language to be included in Securities redeemable at the option of the Company.

     Upon due presentment for registration of transfer of this [Note] at the office or agency of the Company for such registration in the Borough of Manhattan, the City and State of New York, a new [Note] or [Notes] of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange herefor, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     Prior to due presentment for registration of transfer of this [Note], the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the registered holder hereof as the absolute owner of this [Note] (whether or not this [Note] shall be overdue) for the purpose of receiving payment of the principal of, premium, if any, and interest on this Note, as herein provided, and for all other purposes, and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, effectively satisfy and discharge liability for moneys payable on this [Note].

     No recourse for the payment of the principal of, premium, if any, or interest on this [Note], or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any [Note], or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Unless otherwise defined in this [Note], all terms used in this [Note] which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     THIS [NOTE] SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK.

                                EXHIBIT B

                        [FORMS OF CERTIFICATIONS]


                               EXHIBIT B.1


                   [FORM OF CERTIFICATION TO BE GIVEN
                    BY THE EUROCLEAR OPERATOR OR CEDEL]


                             CERTIFICATION

                         POLAROID CORPORATION


                         [Title of Securities]

                           (the "Securities")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Fiscal Agency or other Agreement, as of the date hereof.___________________ principal amount of the above captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"),
(ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v) ("financial institutions")) purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Securities are of the category contemplated in
Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act") then this is also to certify with respect to the principal amount of Securities set forth above that, except as set forth below, we have received in writing by tested telex or by electronic transmission, from our Member Organizations entitled to portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Fiscal Agency or other Agreement.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as the date hereof.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Dated:________________, 19__ **


                         Yours faithfully,

                         [MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
                         Brussels Office,
                         as operator of the Euroclear System]

                                    or

                         [CEDEL S.A.]

                          By__________________________________________


* Note: Unless Morgan Guaranty Brussels and Cedel are otherwise informed by the Lead Manager or Issuing Agent, the Standard Long-Form Certification set out in the Operating Procedures will be deemed to meet the requirements of this sentence.

** Not earlier than the Certification Event to which the certification relates.

To the extent that this certification is used as a reference document, drafters should note that the asterisks in the text, and the footnotes, may be omitted.

                              EXHIBIT B.2

                [FORM OF PARTICIPANT CERTIFICATION INCORPORATED
                BY REFERENCE IN A CERTIFICATION INSTRUCTION]


                            CERTIFICATE

                          POLAROID CORPORATION


                         [Title of Securities]

                            (the "Securities")

     This is to certify that as of the date hereof, and except as set forth below, the above captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("United States persons"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations
Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     If the Securities are of the category contemplated in
Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below, (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or (b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act or (ii) in the case of equity securities, the Securities are owned by
(x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

     As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certification excepts and does not relate to $_____________ of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


Date: ________________, 19__*


By __________________________________________________
  As, or as agent for, the beneficial owner(s) of the Securities to which this certificate relates

* Not earlier than 15 days prior to the Certification Event to which the certification relates.

                               -2-